UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-05878
                                   ---------

                  FRANKLIN VALUE INVESTORS TRUST
                  ------------------------------
        (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          ----------------------------------------------
       (Address of principal executive offices) (Zip code)

  CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906_
  -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                           APRIL 30, 2006
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                                                     Franklin Balance Sheet
                                                     Investment Fund

                                                     Franklin Large Cap
                                                     Value Fund

                                                     Franklin MicroCap
                                                     Value Fund

                                                     Franklin MidCap
                                                     Value Fund

                                                     Franklin Small Cap
                                                     Value Fund

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     SEMIANNUAL REPORT AND SHAREHOLDER LETTER                    VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                          FRANKLIN
                    VALUE INVESTORS TRUST              Eligible shareholders can
                                                       sign up for eDelivery at
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                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                             Franklin Templeton Investments

                             GAIN FROM OUR PERSPECTIVE(R)

                             Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE        Each of our portfolio management groups operates
                             autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                             FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                             TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                             MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION         Because our management groups work independently
                             and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST    At Franklin Templeton Investments, we seek to
                             consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Economic and Market Overview ..............................................    3

Franklin Balance Sheet Investment Fund ....................................    5

Franklin Large Cap Value Fund .............................................   13

Franklin MicroCap Value Fund ..............................................   21

Franklin MidCap Value Fund ................................................   28

Franklin Small Cap Value Fund .............................................   37

Financial Highlights and Statements of Investments ........................   45

Financial Statements ......................................................   85

Notes to Financial Statements .............................................   94

Shareholder Information ...................................................  109

--------------------------------------------------------------------------------
Semiannual Report

Economic and Market Overview

During the six months ended April 30, 2006, the U.S. economy advanced at a modest pace. In fourth quarter 2005, gross domestic product growth slowed due to several factors including declines in vehicle sales and defense spending. Furthermore, slower export growth combined with greater demand for imported goods and materials fueled a widening trade deficit. Economic growth picked up again in first quarter 2006, driven by consumer, business and government spending.

The labor market firmed as employment increased in most states and the unemployment rate dropped from 5.0% to 4.7%. 1 Although labor costs increased during the reporting period, hiring rebounded in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices and slowing home-price appreciation. The core Consumer Price Index (CPI) rose 2.3% for the 12 months ended April 30, 2006, higher than the 2.2% 10-year average. 2

The Federal Reserve Board (Fed) raised the federal funds target rate from 3.75% to 4.75% in four quarter-point steps. The effects of the Fed's credit-tightening campaign cooled the real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens and historically high gas prices. When Fed Chairman Ben Bernanke indicated the Fed might pause its rate tightening at some future meeting, the stock market rallied.

1. Source: Bureau of Labor Statistics.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                           Semiannual Report | 3

In this environment, the blue chip stocks of the Dow Jones Industrial Average reached a six-year high in April and posted a six-month total return of +10.24%. 3 The broader Standard & Poor's 500 Index (S&P 500) and the technology-heavy NASDAQ Composite Index returned +9.63% and +10.03%. 4 Small company stocks outperformed their large-capitalization counterparts, and technology stocks saw their biggest resurgence since 2003. Energy and materials stocks also performed well.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

4. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


4 | Semiannual Report

Franklin Balance Sheet Investment Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in securities of companies that we believe are undervalued in the marketplace at the time of purchase and have the potential for capital appreciation.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

This semiannual report for Franklin Balance Sheet Investment Fund covers the period ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin Balance Sheet Investment Fund - Class A shares posted a +16.21% cumulative return for the six months under review. The Fund underperformed its benchmark, the Russell 2000(R) Value Index, which posted a +17.52% total return for the same period. 1 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 50.


                                                           Semiannual Report | 5

PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 4/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Non-Energy Minerals                                                7.8%
Producer Manufacturing                                             7.6%
Process Industries                                                 7.1%
Life & Health Insurance                                            6.4%
Finance, Rental & Leasing                                          5.9%
Transportation                                                     5.9%
Consumer Durables                                                  5.8%
Property-Casualty Insurance                                        5.6%
Retail Trade                                                       5.0%
Utilities                                                          4.6%
Specialty Insurance                                                3.6%
Consumer Non-Durables                                              2.9%
Industrial Services                                                2.9%
Financial Conglomerates                                            2.4%
Consumer Services                                                  2.1%
Energy Minerals                                                    2.0%
Other                                                              6.7%
Short-Term Investments & Other Net Assets                         15.7%

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. Book value per share is a given company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. We define "low price-to-book value" as the lowest two deciles (20%) of our investable universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

MANAGER'S DISCUSSION

During the six months under review, we identified eight new investment opportunities: American Axle & Manufacturing Holdings, a Detroit-based maker of driveline systems; Atmos Energy, a natural gas distributor; Ashland, a specialty chemical producer and petroleum refiner; Bob Evans, a restaurant owner and operator; Bowater, a producer of newsprint, pulp and forest products; Furniture Brands International, a manufacturer and distributor of residential furniture; Sherritt International, a diversified producer of oil, coal and metals; and Spansion, a maker of flash memory components.

We also added to existing positions, including Corn Products International, Kellwood, MeadWestvaco, Russell, Tecumseh Products and Universal Compression Holdings. These companies have little in common apart from satisfying our investment criteria. In each case we believed we were taking advantage of negative market perceptions to add to or establish positions that satisfy our investment criteria. New cash invested totaled $199 million over the six-month period under review. Portfolio sales totaled $295 million, mostly in response to price appreciation. Three positions were eliminated: Insteel Industries, Global Industries and La Quinta. The latter was subject to a buyout by an investment group. All three investments were made in accordance with our stated investment strategy at the time of purchase and the results were consistent with our expectations.

Steel companies Nucor, United States Steel, Reliance Steel & Aluminum and Chaparral Steel, were outstanding performers for the Fund during the period. Railroads Norfolk Southern and Burlington Northern Santa Fe, and railcar maker Trinity Industries were also strong performers. Although the Fund did not have a large weighting in energy stocks, coal producer Peabody Energy was among the top contributors to performance. Universal Compression Holdings, which provides compression services for natural gas production, storage and transportation was another energy-related contributor.


6 | Semiannual Report

Aztar, which owns and operates casinos primarily in Atlantic City and Las Vegas, was also a top performer, as a result of a buyout bid that became a competitive auction for the company. Other buyouts announced during the period were the aforementioned La Quinta, Tommy Hilfiger, and Russell. The La Quinta and Tommy Hilfiger buyouts were at prices consistent with our expectations. Russell's proposed acquisition by Berkshire Hathaway was a disappointment. We thought we would have seen a better return had Russell remained independent for a few more years.

Positions that detracted from performance included Watson Pharmaceuticals, a generic drug manufacturer; Zale, a jewelry retailer; and M.D.C Holdings, a homebuilder. Watson reported weaker-than-expected earnings amid negative pricing trends in the industry. It also announced an acquisition that carries integration risk. Zale has undergone management changes and the Securities and Exchange Commission (SEC) is investigating its accounting practices. M.D.C., like other homebuilders, is seeing declining orders.

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ Bruce C. Baughman

                        Bruce C. Baughman, CPA
                        Lead Portfolio Manager

                        William J. Lippman
                        Donald Taylor, CPA
                        Margaret McGee

                        Portfolio Management Team
                        Franklin Balance Sheet Investment Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Balance Sheet Investment Fund
4/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
CIT Group Inc.                                                              2.3%
 FINANCE, RENTAL & LEASING
--------------------------------------------------------------------------------
Nucor Corp.                                                                 2.2%
 NON-ENERGY MINERALS
--------------------------------------------------------------------------------
Prudential Financial Inc.                                                   2.2%
 FINANCIAL CONGLOMERATES
--------------------------------------------------------------------------------
Trinity Industries Inc.                                                     2.0%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                        2.0%
 ENERGY MINERALS
--------------------------------------------------------------------------------
Freddie Mac                                                                 1.9%
 FINANCE, RENTAL & LEASING
--------------------------------------------------------------------------------
Pulte Homes Inc.                                                            1.9%
 CONSUMER DURABLES
--------------------------------------------------------------------------------
Bunge Ltd.                                                                  1.9%
 PROCESS INDUSTRIES
--------------------------------------------------------------------------------
United States Steel Corp.                                                   1.8%
 NON-ENERGY MINERALS
--------------------------------------------------------------------------------
Reliance Steel & Aluminum Co.                                               1.8%
 NON-ENERGY MINERALS
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7

Performance Summary as of 4/30/06

FRANKLIN BALANCE SHEET INVESTMENT FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------
 CLASS A (SYMBOL: FRBSX)                                      CHANGE            4/30/06         10/31/05
---------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                        +$6.80             $68.46          $61.66
---------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
---------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.4649
---------------------------------------------------------------------------------------------------------
 Short-Term Capital Gain                     $0.0457
---------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $2.3946
---------------------------------------------------------------------------------------------------------
          TOTAL                              $2.9052
---------------------------------------------------------------------------------------------------------
 CLASS B (SYMBOL: FBSBX)                                      CHANGE            4/30/06         10/31/05
---------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                        +$6.90             $67.57          $60.67
---------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
---------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.0021
---------------------------------------------------------------------------------------------------------
 Short-Term Capital Gain                     $0.0457
---------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $2.3946
---------------------------------------------------------------------------------------------------------
          TOTAL                              $2.4424
---------------------------------------------------------------------------------------------------------
 CLASS C (SYMBOL: FCBSX)                                      CHANGE            4/30/06         10/31/05
---------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                        +$6.91             $67.66          $60.75
---------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
---------------------------------------------------------------------------------------------------------
 Short-Term Capital Gain                     $0.0457
---------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $2.3946
---------------------------------------------------------------------------------------------------------
          TOTAL                              $2.4403
---------------------------------------------------------------------------------------------------------
 CLASS R (SYMBOL: FBSRX)                                      CHANGE            4/30/06         10/31/05
---------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                        +$6.77             $68.10          $61.33
---------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
---------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.3602
---------------------------------------------------------------------------------------------------------
 Short-Term Capital Gain                     $0.0457
---------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $2.3946
---------------------------------------------------------------------------------------------------------
          TOTAL                              $2.8005
---------------------------------------------------------------------------------------------------------


8 | Semiannual Report

 ADVISOR CLASS (SYMBOL: FBSAX)                                   CHANGE            4/30/06        10/31/05
-----------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$6.73             $68.54          $61.81
-----------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-----------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.6210
-----------------------------------------------------------------------------------------------------------
 Short-Term Capital Gain                     $0.0457
-----------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $2.3946
-----------------------------------------------------------------------------------------------------------
          TOTAL                              $3.0613
-----------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
CLASS A                                 6-MONTH           1-YEAR             5-YEAR              10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +16.21%           +28.39%           +106.55%             +262.62%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +9.53%           +21.02%            +14.25%              +13.08%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $10,953           $12,102            $19,465              $34,174
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                        +14.45%            +15.08%              +13.23%
---------------------------------------------------------------------------------------------------------------
CLASS B                                 6-MONTH           1-YEAR             5-YEAR         INCEPTION (3/1/01)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +15.79%           +27.43%            +98.84%             +103.44%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +11.79%           +23.43%            +14.50%              +14.63%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $11,179           $12,343            $19,684              $20,244
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                        +16.52%            +15.34%              +14.62%
---------------------------------------------------------------------------------------------------------------
CLASS C                                 6-MONTH           1-YEAR             5-YEAR         INCEPTION (3/1/01)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +15.78%           +27.42%            +98.94%             +103.54%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +14.78%           +26.42%            +14.75%              +14.75%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $11,478           $12,642            $19,894              $20,354
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                        +19.52%            +15.57%              +14.74%
---------------------------------------------------------------------------------------------------------------
CLASS R                                 6-MONTH           1-YEAR             3-YEAR         INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +16.06%           +28.07%            +96.52%              +85.92%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +15.06%           +27.07%            +25.26%              +15.42%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $11,506           $12,707            $19,652              $18,592
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                        +20.12%            +27.18%              +13.63%
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 5                         6-MONTH           1-YEAR             5-YEAR               10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +16.36%           +28.71%           +108.99%             +266.99%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +16.36%           +28.71%            +15.88%              +13.88%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3           $11,636           $12,871            $20,899              $36,699
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                        +21.76%            +16.72%              +14.03%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

INVESTING IN SMALLER COMPANIES INVOLVES ADDITIONAL RISKS, AS THE PRICE OF SUCH SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/2/01, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +114.16% and +15.89%.


10 | Semiannual Report

Your Fund's Expenses

FRANKLIN BALANCE SHEET INVESTMENT FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING ACCOUNT       ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                                 VALUE 11/1/05          VALUE 4/30/06      PERIOD* 11/1/05-4/30/06
-------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,162.10                 $4.93
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,020.23                 $4.61
-------------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,157.90                 $8.99
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,016.46                 $8.40
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,157.80                 $8.93
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,016.51                 $8.35
-------------------------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,160.60                 $6.32
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,018.94                 $5.91
-------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,163.60                 $3.65
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,021.42                 $3.41
-------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.92%; B:
1.68%; C: 1.67%; R: 1.18%; and Advisor: 0.68%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


12 | Semiannual Report

Franklin Large Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000(R) Index. 1

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

This semiannual report for Franklin Large Cap Value Fund covers the period ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin Large Cap Value Fund - Class A shares posted a +10.49% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Russell 1000 Value Index, which posted a +12.87% total return for the same period. 2 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

1. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization in the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 60.


                                                          Semiannual Report | 13

PORTFOLIO BREAKDOWN
Franklin Large Cap Value Fund
Based on Total Net Assets as of 4/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Producer Manufacturing                                          16.8%
Energy Minerals                                                  9.3%
Major Banks                                                      7.3%
Consumer Non-Durables                                            6.6%
Technology Services                                              6.5%
Health Technology                                                5.1%
Consumer Services                                                5.1%
Property-Casualty Insurance                                      5.1%
Financial Conglomerates                                          3.7%
Finance, Rental & Leasing                                        3.5%
Regional Banks                                                   3.1%
Multi-Line Insurance                                             2.7%
Specialty Insurance                                              2.2%
Investment Managers                                              2.1%
Consumer Durables                                                2.0%
Other                                                            8.3%
Short-Term Investments & Other Net Assets                       10.6%

INVESTMENT STRATEGY

We seek to maintain a diversified portfolio of large-capitalization stocks that are attractively valued relative to the overall market, the company's industry group or the company's historical valuation. We purchase stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. We believe this contrarian approach will provide favorable returns for our shareholders over time.

MANAGER'S DISCUSSION

During the six months under review, the Fund's top contributor to performance was forest products company Georgia-Pacific, which was acquired by privately held Koch Industries at a 41% premium to Georgia-Pacific's stock price at the beginning of the reporting period. The Fund also benefited from international energy exploration and production (E&P) company Occidental Petroleum. The company reported strong earnings growth due to a favorable commodity environment, increased volumes, and good results from its chemical division. Illinois Tool Works (ITW), a manufacturer of a wide range of products and specialty systems used in industrial production, was another strong performer. The company increased its earnings guidance for the first quarter of 2006 and later reported increased earnings due to strong demand for the company's specialty systems in North America. Subsequently, ITW raised its guidance for all of 2006, and its share price rose sharply.

The Fund had some detractors from performance. Newspaper publisher Gannett reported lower earnings, which reflected weak results from its U.K. unit Newsquest. In addition, concerns of industry-wide challenges such as declining readership and advertising revenues lost to alternate media, such as the Internet, dragged on Gannett's share price. The Fund's position in Microsoft also detracted from performance. Microsoft's shares fell after the company issued disappointing earnings estimates for its upcoming fiscal year. Microsoft anticipated a need for increased expenditures to help drive future growth and improve the company's competitive position of its Internet businesses. A new holding, homebuilder D.R Horton, negatively impacted the Fund's performance. Despite increased earnings and orders, fears that higher interest rates could hurt the housing industry pressured the company's stock price.


14 | Semiannual Report

In addition to the purchase of D.R. Horton, we initiated positions in international oil and gas E&P and refining company Exxon-Mobil, commercial printer R. R. Donnelley & Sons, and diversified electric utilities company Entergy. Consistent with our strategy, we sold our positions in railroad operator Burlington Northern Santa Fe and off-price retailer TJX. At the time of sale, we believed shares of both companies were fully valued and the companies' future growth prospects were uncertain.

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ Stephen T. Madonna

                        Stephen T. Madonna, CFA
                        Lead Portfolio Manager

                        William J. Lippman
                        Bruce C. Baughman, CPA
                        Donald Taylor, CPA
                        Margaret McGee

                        Portfolio Management Team
                        Franklin Large Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
4/30/06

--------------------------------------------------------------------------------
 COMPANY                                                             % OF TOTAL
 SECTOR/INDUSTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
 Bank of America Corp.                                                     3.9%
  MAJOR BANKS
--------------------------------------------------------------------------------
 3M Co.                                                                    3.8%
  PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
 Citigroup Inc.                                                            3.7%
  FINANCIAL CONGLOMERATES
--------------------------------------------------------------------------------
 Freddie Mac                                                               3.5%
  FINANCE, RENTAL & LEASING
--------------------------------------------------------------------------------
 General Electric Co.                                                      3.5%
  PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
 Wachovia Corp.                                                            3.3%
  MAJOR BANKS
--------------------------------------------------------------------------------
 International Business Machines Corp.                                     3.3%
  TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
 Microsoft Corp.                                                           3.2%
  TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
 Procter & Gamble Co.                                                      3.2%
  CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
 United Technologies Corp.                                                 3.2%
  PRODUCER MANUFACTURING
--------------------------------------------------------------------------------


                                                          Semiannual Report | 15

Performance Summary as of 4/30/06

FRANKLIN LARGE CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------------------
 CLASS A (SYMBOL: FLVAX)                                         CHANGE            4/30/06         10/31/05
-------------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$1.02             $15.68          $14.66
-------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-------------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.1509
-------------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $0.3427
-------------------------------------------------------------------------------------------------------------
          TOTAL                              $0.4936
-------------------------------------------------------------------------------------------------------------
 CLASS B (SYMBOL: FBLCX)                                         CHANGE            4/30/06         10/31/05
-------------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$1.05             $15.52          $14.47
-------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-------------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.0492
-------------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $0.3427
-------------------------------------------------------------------------------------------------------------
          TOTAL                              $0.3919
-------------------------------------------------------------------------------------------------------------
 CLASS C (SYMBOL: FLCVX)                                         CHANGE            4/30/06         10/31/05
-------------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$1.05             $15.52          $14.47
-------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-------------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.0512
-------------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $0.3427
-------------------------------------------------------------------------------------------------------------
          TOTAL                              $0.3939
-------------------------------------------------------------------------------------------------------------
 CLASS R (SYMBOL: FLCRX)                                         CHANGE            4/30/06         10/31/05
-------------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$1.01             $15.57          $14.56
-------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-------------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.1423
-------------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $0.3427
-------------------------------------------------------------------------------------------------------------
          TOTAL                              $0.4850
-------------------------------------------------------------------------------------------------------------
 ADVISOR CLASS (SYMBOL: N/A)                                     CHANGE            4/30/06          11/1/05
-------------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$1.03             $15.66          $14.63
-------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-------------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.2031
-------------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $0.3427
-------------------------------------------------------------------------------------------------------------
          TOTAL                              $0.5458
-------------------------------------------------------------------------------------------------------------


16 | Semiannual Report

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH             1-YEAR              5-YEAR         INCEPTION (6/1/00)
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                     +10.49%            +13.75%             +33.72%               +68.52%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                  +4.16%             +7.20%              +4.74%                +8.14%
-------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                 $10,416            $10,720             $12,606               $15,883
-------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5                                +2.09%              +5.08%                +7.73%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B                                      6-MONTH             1-YEAR              5-YEAR         INCEPTION (6/1/00)
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                     +10.09%            +12.98%             +29.44%               +62.41%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                  +6.09%             +8.98%              +4.97%                +8.43%
-------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                 $10,609            $10,898             $14,559               $12,744
-------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5                                +3.70%              +5.35%                +8.05%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C                                      6-MONTH             1-YEAR              5-YEAR         INCEPTION (6/1/00)
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                     +10.10%            +12.99%             +29.43%               +62.42%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                  +9.10%            +11.99%              +5.29%                +8.55%
-------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                 $10,910            $11,199             $12,943               $16,242
-------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5                                +6.72%              +5.67%                +8.16%
-------------------------------------------------------------------------------------------------------------------------------
CLASS R                                      6-MONTH             1-YEAR              3-YEAR         INCEPTION (8/1/02)
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                     +10.43%            +13.63%             +50.84%               +55.47%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                  +9.43%            +12.63%             +14.69%               +12.50%
-------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                 $10,943            $11,263             $15,084               $16,708
-------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5                                +7.20%             +16.17%               +11.92%
-------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 6                              6-MONTH             1-YEAR              5-YEAR         INCEPTION (6/1/00)
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                     +10.73%            +13.99%             +34.01%               +68.89%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                 +10.73%            +13.99%              +6.03%                +9.27%
-------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                 $10,385            $11,073             $15,190               $16,889
-------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 5                                +8.58%              +6.38%                +8.87%
-------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 17

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKETS AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total return would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative total return of Advisor Class shares was +10.96%.


18 | Semiannual Report

Your Fund's Expenses

FRANKLIN LARGE CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT     ENDING ACCOUNT           EXPENSES PAID DURING
CLASS A                                        VALUE 11/1/05        VALUE 4/30/06          PERIOD* 11/1/05-4/30/06
-------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,104.90                     $ 6.84
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,018.30                     $ 6.56
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,100.90                     $10.16
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,015.12                     $ 9.74
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,101.00                     $10.11
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,015.17                     $ 9.69
-------------------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,104.30                     $ 7.62
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,107.55                     $ 7.30
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,107.30                    $ 5.02
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,020.03                     $ 4.81
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.31%; B:
1.95%; C: 1.94%; R: 1.46%; and Advisor: 0.96%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


20 | Semiannual Report

Franklin MicroCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MicroCap Value Fund seeks high total return by investing at least 80% of its net assets in securities of companies with market capitalizations under $400 million at the time of purchase, and which we believe are undervalued in the marketplace.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

This semiannual report for Franklin MicroCap Value Fund covers the period ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin MicroCap Value Fund - Class A shares posted a +16.54% cumulative return for the six months under review. The Fund underperformed its benchmark, the Russell 2000 Value Index, which posted a +17.52% total return for the same period. 1 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 24.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. As a general rule, we limit purchases to companies with market capitalizations of less than $400 million, which we define as "microcap." Book value per share is a company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 64.


                                                          Semiannual Report | 21

PORTFOLIO BREAKDOWN
Franklin MicroCap Value Fund
Based on Total Net Assets as of 4/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Producer Manufacturing                                           18.6%
Consumer Non-Durables                                            14.3%
Industrial Services                                               6.5%
Consumer Durables                                                 5.6%
Property-Casualty Insurance                                       5.1%
Retail Trade                                                      4.3%
Process Industries                                                4.2%
Non-Energy Minerals                                               3.9%
Transportation                                                    3.3%
Savings Banks                                                     2.8%
Real Estate Development                                           2.7%
Communications                                                    2.6%
Electronic Technology                                             1.9%
Other                                                             7.1%
Short-Term Investments & Other Net Assets                        17.1%

MANAGER'S DISCUSSION

On April 30, 2006, the Fund's total net assets were $492 million, and short-term investments and other net assets (cash) stood at 17.1%, compared with total net assets of $443 million and 17.9% in cash at the beginning of the reporting period. The Fund closed to new investors (with the exception of select retirement accounts) in January 2004. The close does not restrict existing shareholders from adding to or reducing their investment in the Fund, except that once an account is reduced to zero, it may not be reopened unless the Fund reopens. Net Fund outflows to existing shareholders were $19.1 million during the six-month period.

We identified three new opportunities during the period under review: John B. Sanfilippo & Son, a processor and distributor of tree nuts; Summa Industries, a manufacturer of plastic components for lighting, food processing and irrigation; and Tecumseh Products, a manufacturer of compressors, engines and motors. We also added to several existing positions, including Proliance International, Tandy Brands Accessories, Flexsteel Industries, and Bresler & Reiner. Cash deployed into new and existing holdings totaled $13.5 million.

Proceeds from portfolio sales totaled $37.8 million. Sales were primarily in response to price appreciation. Certain positions were closed out completely:
American Italian Pasta, Central Vermont Public Service, Haggar, and Fresh Brands. We concluded that our original assessment of American Italian Pasta was based on unreliable information. Haggar and Fresh Brands were subject to buyouts and we tendered our shares in Central Vermont in response to the company's self offer to buy back approximately 18 percent of its outstanding shares. We also trimmed several positions in response to price appreciation. With the exceptions of American Italian Pasta and Fresh Brands, where we realized losses, the results were consistent with our investment expectations.

Positions that contributed positively to Fund performance during the six months included metal processors Aleris International (aluminum and zinc), RTI International Metals (titanium) and Insteel Industries (steel for concrete reinforcement). Other contributors were Atlantic Tele-Network (telecommunications), Alliance One International (tobacco products), Brown Shoe (footwear), Gehl (construction equipment) and Layne Christensen (water, mineral and coal seam gas drilling). There was one takeover announced during the period:
Allen Organ has agreed to be acquired by Sycamore Networks.


22 | Semiannual Report

Several positions detracted from Fund performance. Shares of New Orleans-based International Shipholding declined after hurricane damage disrupted its specialized transport operations. Green Mountain Power warned that below-market power contracts will expire, potentially requiring higher rates to cover the cost of replacement power. Tandy Brands Accessories has struggled with its women's division.

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]       /s/ Bruce C. Baughman

                      Bruce C. Baughman, CPA
                      Lead Portfolio Manager

                      William J. Lippman
                      Donald Taylor, CPA
                      Margaret McGee

                      Portfolio Management Team
                      Franklin MicroCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin MicroCap Value Fund
4/30/06

--------------------------------------------------------------------------------
 COMPANY                                                              % OF TOTAL
 SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
 RTI International Metals Inc.                                              3.7%
  PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
 Aleris International Inc.                                                  3.1%
  NON-ENERGY MINERALS
--------------------------------------------------------------------------------
 PHI Inc.                                                                   3.0%
  INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
 Hardinge Inc.                                                              2.9%
  PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
 Seneca Foods Corp.                                                         2.8%
  CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
 Atlantic Tele-Network Inc.                                                 2.6%
  COMMUNICATIONS
--------------------------------------------------------------------------------
 Layne Christensen Co.                                                      2.6%
  INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
 Premium Standard Farms Inc.                                                2.4%
  CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
 Delta Apparel Inc.                                                         2.4%
  CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
 Gehl Co.                                                                   2.2%
  PRODUCER MANUFACTURING
--------------------------------------------------------------------------------


                                                          Semiannual Report | 23

Performance Summary as of 4/30/06

FRANKLIN MICROCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------------
 CLASS A (SYMBOL: FRMCX)                                         CHANGE            4/30/06        10/31/05
-----------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$2.93             $41.08          $38.15
-----------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-----------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.1899
-----------------------------------------------------------------------------------------------------------
 Short-Term Capital Gain                     $0.1954
-----------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $2.6554
-----------------------------------------------------------------------------------------------------------
          TOTAL                              $3.0407
-----------------------------------------------------------------------------------------------------------
 ADVISOR CLASS (SYMBOL: N/A)                                     CHANGE            4/30/06         11/1/05
-----------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$2.85             $41.13          $38.28
-----------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-----------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.1899
-----------------------------------------------------------------------------------------------------------
 Short-Term Capital Gain                     $0.1954
-----------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $2.6554
-----------------------------------------------------------------------------------------------------------
          TOTAL                              $3.0407
-----------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------------------------
CLASS A                                         6-MONTH          1-YEAR             5-YEAR                   10-YEAR
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +16.54%          +26.99%           +137.11%                 +305.08%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                    +9.83%          +19.67%            +17.45%                  +14.34%
------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                   $10,983          $11,967            $22,347                  $38,178
------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                               +17.53%            +18.73%                  +14.94%
------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 5                                 6-MONTH          1-YEAR             5-YEAR                   10-YEAR
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +16.70%          +27.17%           +137.45%                 +305.66%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                   +16.70%          +27.17%            +18.88%                  +15.03%
------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                   $11,670          $12,717            $23,745                  $40,566
------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                               +24.86%            +20.17%                  +15.63%
------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


24 | Semiannual Report

ENDNOTES

THE FUND'S INVESTMENTS IN SMALLER-COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY ALSO MAY INVOLVE RISKS RELATED TO RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE SECURITIES HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative total return of Advisor Class shares was +16.31%.


                                                          Semiannual Report | 25

Your Fund's Expenses

FRANKLIN MICROCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


26 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING ACCOUNT        ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                                 VALUE 11/1/05          VALUE 4/30/06         PERIOD* 11/1/05-4/30/06
----------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,165.40                   $6.01
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,019.24                   $5.61
----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,167.00                   $4.73
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,020.43                   $4.41
----------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of each class (A: 1.12% and
Advisor: 0.88%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 27

Franklin MidCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MidCap Value Fund seeks long-term capital appreciation by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap(R) Index. 1

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

This semiannual report for Franklin MidCap Value Fund covers the period ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin MidCap Value Fund - Class A shares posted a +13.11% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Russell Midcap Value Index, which posted a +13.58% total return for the same period. 2 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find more of the Fund's performance data in the Performance Summary beginning on page 32.

INVESTMENT STRATEGY

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund will invest in companies with valuable intangibles not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the position for several years.

1. The Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

2. Source: Standard & Poor's Micropal. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 72.


28 | Semiannual Report

MANAGER'S DISCUSSION

For the six-month period ended April 30, 2006, Fund performance benefited from a variety of sectors and the majority of the Fund's holdings enjoyed positive returns. In the process industries sector, Georgia-Pacific was the Fund's top contributor to absolute performance. The company was acquired by privately held Koch Industries at a 41% premium to Georgia-Pacific's stock price at the beginning of the period. Shares of Oshkosh Truck, a manufacturer and marketer of specialty and commercial trucks and truck bodies, also rose during the reporting period due to strong returns and solid orders. Within the retail trade sector, American Eagle Outfitters reported strong same store sales and earnings that were above most analyst expectations.

The Fund's positive returns were offset by several of the Fund's financial sector holdings. 3 In particular, lackluster performance in the property-casualty insurance industry detracted from Fund performance. Shares of Montpelier Re Holdings, a Bermuda-based reinsurance provider for the global insurance market, fell 19% over the period in the wake of the widespread damage from Hurricanes Katrina and Rita. Watson Pharmaceuticals had the greatest negative impact on returns in the health technology sector. The company's stock price declined after it announced its agreement to buy Andrx. Within the consumer durables sector, shares of M.D.C. Holdings, a geographically diversified homebuilder, fell on disappointing new orders. Lackluster advertising and subscription growth hurt newspaper publisher Gannett.

The Fund experienced substantial net inflows, ending the period with total net assets of $36.8 million, which allowed us to add to existing positions and initiate new positions in six stocks we believed were attractively valued. These included Gannett; apparel retailer American Eagle Outfitters; natural gas distributor Atmos Energy; oil and gas producer and marine contractor Helix Energy Solutions Group; health care service provider LifePoint Hospitals; and tool manufacturer The Stanley Works.

The Fund liquidated four positions during the period. One resulted from the Georgia-Pacific buyout by Koch Industries. We sold the remaining three holdings because we believed they were fully valued.

3. The finance sector comprises finance, rental and leasing; insurance brokers and services; life and health insurance; property and casualty insurance; regional banks; and specialty insurance in the SOI.

PORTFOLIO BREAKDOWN
Franklin MidCap Value Fund
Based on Total Net Assets as of 4/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Producer Manufacturing                                              13.8%
Process Industries                                                  10.5%
Consumer Durables                                                   10.0%
Consumer Non-Durables                                                8.7%
Specialty Insurance                                                  8.0%
Transportation                                                       7.8%
Property-Casualty Insurance                                          7.4%
Retail Trade                                                         4.4%
Health Technology                                                    4.0%
Utilities                                                            3.6%
Industrial Services                                                  3.4%
Regional Banks                                                       2.4%
Consumer Services                                                    2.3%
Finance, Rental & Leasing                                            2.2%
Life & Health Insurance                                              2.2%
Other                                                                5.2%
Short-Term Investments & Other Net Assets                            4.1%


                                                          Semiannual Report | 29

TOP 10 EQUITY HOLDINGS
Franklin MidCap Value Fund
4/30/06

--------------------------------------------------------------------------------
 COMPANY                                                              % OF TOTAL
 SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
 J.B. Hunt Transport Services Inc.                                          4.1%
  TRANSPORTATION
--------------------------------------------------------------------------------
 Erie Indemnity Co., A                                                      4.0%
  PROPERTY-CASUALTY INSURANCE
--------------------------------------------------------------------------------
 Alberto-Culver Co.                                                         3.9%
  CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
 The Stanley Works                                                          3.8%
  CONSUMER DURABLES
--------------------------------------------------------------------------------
 Assurant Inc.                                                              3.6%
  SPECIALTY INSURANCE
--------------------------------------------------------------------------------
 Roper Industries Inc.                                                      3.0%
  PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
 Dover Corp.                                                                2.8%
  PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
 MeadWestvaco Corp.                                                         2.8%
  PROCESS INDUSTRIES
--------------------------------------------------------------------------------
 Oshkosh Truck Corp.                                                        2.7%
  PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
 Bunge Ltd.                                                                 2.6%
  PROCESS INDUSTRIES
--------------------------------------------------------------------------------

We are excited about the potential for investors to profit from the Fund's distinct focus on inexpensive mid-cap securities. Over the past 10 years, mid-cap value stocks have delivered higher returns than small- and large-capitalization value stocks, with relatively lower or comparable volatility. 4

Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ Sam Kerner

                        Sam Kerner, CFA
                        Lead Portfolio Manager

                        William J. Lippman
                        Bruce C. Baughman, CPA
                        Margaret McGee
                        Donald Taylor, CPA
                        Stephen T. Madonna, CFA

                        Portfolio Management Team
                        Franklin MidCap Value Fund

4. Source: Standard & Poor's Micropal. For the 10-year period ended April 30, 2006, the Russell Midcap Value Index versus the Russell 1000 Value Index (large cap) and the Russell 2000 Value Index (small cap). Past performance does not guarantee future results.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


30 | Semiannual Report

--------------------------------------------------------------------------------

SAM KERNER has been on the portfolio management team for Franklin MidCap Value Fund since August 2005. He also serves as a research analyst for other funds managed by Franklin Advisory Services.

Mr. Kerner joined Franklin Templeton Investments in 1996. He formerly co-managed three funds for Franklin Advisors, Inc. In addition, he helped support the large cap value and balanced strategies. As a dedicated analyst, Mr. Kerner specialized in the analysis of real estate, tobacco, beverage, supermarket, drugstore, packaged food and passive electronic component securities. Prior to that, Mr. Kerner focused on credit analysis of industrial, insurance and finance companies for Franklin's money market research team. He also conducted European macroeconomic analysis for the Templeton global equity group's chief investment officer.

Mr. Kerner earned a B.A. in English, with a minor in Latin American studies, from Tufts University. He is a Chartered Financial Analyst (CFA) Charterholder.

--------------------------------------------------------------------------------


                                                          Semiannual Report | 31

Performance Summary as of 4/30/06

FRANKLIN MIDCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------------
 CLASS A (SYMBOL: FMVAX)                                         CHANGE            4/30/06        10/31/05
-----------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$1.22             $11.02           $9.80
-----------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-----------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.0610
-----------------------------------------------------------------------------------------------------------
 CLASS C (SYMBOL: N/A)                                           CHANGE            4/30/06        10/31/05
-----------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$1.20             $10.98           $9.78
-----------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-----------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.0457
-----------------------------------------------------------------------------------------------------------
 CLASS R (SYMBOL: N/A)                                           CHANGE            4/30/06        10/31/05
-----------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$1.21             $11.01           $9.80
-----------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-----------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.0587
-----------------------------------------------------------------------------------------------------------
 ADVISOR CLASS (SYMBOL: N/A)                                     CHANGE            4/30/06        10/31/05
-----------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$1.24             $11.05           $9.81
-----------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-----------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.0688
-----------------------------------------------------------------------------------------------------------


32 | Semiannual Report

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------
CLASS A                                             6-MONTH         INCEPTION (7/1/05)
-----------------------------------------------------------------------------------------
Cumulative Total Return 2                            +13.11%              +10.85%
-----------------------------------------------------------------------------------------
Aggregate Total Return 3                              +6.59%               +4.48%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment 4                        $10,659              $10,488
-----------------------------------------------------------------------------------------
Aggregate Total Return (3/31/06) 3, 5                 +2.55%               +3.91%
-----------------------------------------------------------------------------------------
CLASS C                                             6-MONTH         INCEPTION (7/1/05)
-----------------------------------------------------------------------------------------
Cumulative Total Return 2                            +12.77%              +10.29%
-----------------------------------------------------------------------------------------
Aggregate Total Return 3                             +11.77%               +9.29%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment 4                        $11,177              $10,929
-----------------------------------------------------------------------------------------
Aggregate Total Return (3/31/06) 3, 5                 +7.38%               +8.68%
-----------------------------------------------------------------------------------------
CLASS R                                             6-MONTH         INCEPTION (7/1/05)
-----------------------------------------------------------------------------------------
Cumulative Total Return 2                            +12.98%              +10.72%
-----------------------------------------------------------------------------------------
Aggregate Total Return 3                             +11.98%               +9.72%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment 4                        $11,198              $10,972
-----------------------------------------------------------------------------------------
Aggregate Total Return (3/31/06) 3, 5                 +7.71%               +9.12%
-----------------------------------------------------------------------------------------
ADVISOR CLASS                                       6-MONTH         INCEPTION (7/1/05)
-----------------------------------------------------------------------------------------
Cumulative Total Return 2                            +13.39%              +11.23%
-----------------------------------------------------------------------------------------
Aggregate Total Return 3                             +13.39%              +11.23%
-----------------------------------------------------------------------------------------
Value of $10,000 Investment 4                        $11,339              $11,123
-----------------------------------------------------------------------------------------
Aggregate Total Return (3/31/06) 3, 5                 +9.00%              +10.53%
-----------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 33

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. HISTORICALLY, MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. MIDSIZE COMPANIES MAY BE MORE SUSCEPTIBLE TO PARTICULAR ECONOMIC EVENTS OR COMPETITIVE FACTORS THAN ARE LARGER, MORE BROADLY DIVERSIFIED COMPANIES. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. The Fund's manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. After 10/31/06, the manager and administrator may end this arrangement at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment since inception over the periods indicated.

3. Aggregate total return represents the change in value of an investment over the periods indicated. Because the Fund has existed for less than one year, average annual total returns are not provided. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund since inception.

5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.


34 | Semiannual Report

Your Fund's Expenses

FRANKLIN MIDCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 35

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT          ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                          VALUE 11/1/05            VALUE 4/30/06       PERIOD* 11/1/05-4/30/06
----------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000                 $1,131.10                  $ 7.40
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000                 $1,017.85                  $ 7.00
----------------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000                 $1,127.70                  $10.81
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000                 $1,014.63                  $10.24
----------------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000                 $1,129.80                  $ 8.24
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000                 $1,017.06                  $ 7.80
----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000                 $1,133.90                  $ 5.56
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000                 $1,019.59                  $ 5.26
----------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 1.40%; C: 2.05%; R: 1.56% and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


36 | Semiannual Report

Franklin Small Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Value Fund seeks long-term capital appreciation by investing at least 80% of net assets in the securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $2.5 billion at the time of purchase.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Small Cap Value Fund's semiannual report for the period ended April 30, 2006.

PERFORMANCE OVERVIEW

Franklin Small Cap Value Fund - Class A shares posted a cumulative total return of +18.87% for the six months under review. The Fund outperformed its benchmark, the Russell 2500 Value Index, which posted a +15.33% total return for the same period. 1 Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 40.

INVESTMENT STRATEGY

We seek to invest in small-capitalization companies that we determine are selling below their underlying worth. We manage a diversified portfolio of companies we believe are fundamentally sound, purchased at what we believe are attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that have the potential for good long-term earnings or that possess valuable intangibles not reflected in the stock price.

1. Source: Standard & Poor's Micropal. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 80.


                                                          Semiannual Report | 37

PORTFOLIO BREAKDOWN
Franklin Small Cap Value Fund
Based on Total Net Assets as of 4/30/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Producer Manufacturing                                      18.1%
Consumer Durables                                            9.5%
Retail Trade                                                 9.4%
Process Industries                                           8.9%
Industrial Services                                          5.2%
Transportation                                               4.8%
Non-Energy Minerals                                          4.7%
Energy Minerals                                              4.7%
Property-Casualty Insurance                                  4.6%
Consumer Non-Durables                                        4.0%
Electronic Technology                                        1.7%
Health Technology                                            1.7%
Life & Health Insurance                                      1.6%
Consumer Services                                            1.2%
Utilities                                                    1.1%
Other                                                        4.6%
Short-Term Investments & Other Net Assets                   14.2%

MANAGER'S DISCUSSION

During the period under review, the producer manufacturing sector was the greatest contributor to Fund performance on an absolute basis. Notable sector holdings that performed well during the reporting period were metals processors Gibraltar Industries and Mueller Industries. Both companies' shares rose more than 37% during the Fund's fiscal year, primarily due to solid sales growth. The non-energy minerals sector also contributed to the Fund's performance. For example, several steel company holdings such as Steel Dynamics (+103%), United States Steel (+88%) and Reliance Steel & Aluminum (+56%) were among the Fund's top performing holdings. These companies benefited from strong demand and rising steel prices.

Despite the Fund's positive returns, several stocks negatively impacted Fund performance during the reporting period. In the commercial services sector, shares of ABM Industries declined 12% as income decreased 29% during the company's fiscal first quarter 2006 versus fiscal first quarter 2005. This was due to higher professional fees, as well as disappointing performance in its security business. Other holdings that dragged on performance included electronic technology companies Avocent (-12%) and Cohu (-16%). Avocent lowered its fiscal first quarter earnings guidance and Cohu's decline was mainly due to lower gross margins as a result of higher support costs.

The Fund experienced significant net inflows during the reporting period. Consistent with our investment strategy, we initiated six positions in stocks we believed were attractively valued. The new additions to the portfolio were natural gas distributor Atmos Energy; restaurant owner and operator Bob Evans Farms; newsprint manufacturer Bowater; closeout furniture retailer Tuesday Morning; intimate apparel manufacturer Warnaco Group; and motor homes manufacturer Winnebago Industries. We also added to several existing positions such as homebuilder M/I Homes; cabinet maker American Woodmark; and owner, operator and franchiser of convenience stores, Casey's General Stores.

The Fund liquidated seven positions during the period. Takeover activity within the portfolio escalated during the period, with buyout bids announced by four of the Fund's holdings. In early November, La Quinta announced that Blackstone Group made a cash bid to acquire the company at a 37% premium to the stock price prior to the announcement. Linens `n Things announced a cash deal proposed by Apollo Management to buy the company at a 6% premium to the stock price prior to the announcement. Hughes Supply announced that Home Depot made a cash bid to acquire the company at an 18% premium to the stock price prior to the announcement. Finally, four firms bid and re-bid for Aztar a total of nine times since mid-March with bids ranging from $38 cash and ending the reporting period at $45 cash plus $3 in stock. The initial bid


38 | Semiannual Report
for Aztar resulted in a 21% premium to the stock price prior to the announcement, and at the end of the reporting period a bid was made that resulted in a 54% premium to the stock price prior to the first takeover offer. We sold the other remaining three positions because we believed they were fully valued.

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ William J. Lippman

                        William J. Lippman
                        Lead Portfolio Manager

                        Bruce C. Baughman, CPA
                        Donald Taylor, CPA
                        Margaret McGee

                        Portfolio Management Team
                        Franklin Small Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Small Cap Value Fund
4/30/06

--------------------------------------------------------------------------------
 COMPANY                                                              % OF TOTAL
 SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
 Steel Dynamics Inc.                                                        2.2%
  NON-ENERGY MINERALS
--------------------------------------------------------------------------------
 Thor Industries Inc.                                                       2.0%
  CONSUMER DURABLES
--------------------------------------------------------------------------------
 Peabody Energy Corp.                                                       1.8%
  ENERGY MINERALS
--------------------------------------------------------------------------------
 Reliance Steel & Aluminum Co.                                              1.8%
  NON-ENERGY MINERALS
--------------------------------------------------------------------------------
 Mueller Industries Inc.                                                    1.7%
  PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
 Graco Inc.                                                                 1.7%
  PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
 Regis Corp.                                                                1.6%
  RETAIL TRADE
--------------------------------------------------------------------------------
 Aspen Insurance Holdings Ltd.                                              1.5%
  PROPERTY-CASUALTY INSURANCE
--------------------------------------------------------------------------------
 Mine Safety Appliances Co.                                                 1.4%
  PROCESS INDUSTRIES
--------------------------------------------------------------------------------
 Wabash National Corp.                                                      1.4%
  PRODUCER MANUFACTURING
--------------------------------------------------------------------------------


                                                          Semiannual Report | 39

Performance Summary as of 4/30/06

FRANKLIN SMALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------------
 CLASS A (SYMBOL: FRVLX)                                         CHANGE            4/30/06        10/31/05
-----------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$6.31             $45.72          $39.41
-----------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-----------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.0974
-----------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $0.9138
-----------------------------------------------------------------------------------------------------------
          TOTAL                              $1.0112
-----------------------------------------------------------------------------------------------------------
 CLASS B (SYMBOL: FBVAX)                                         CHANGE            4/30/06        10/31/05
-----------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$6.00             $44.00          $38.00
-----------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-----------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $0.9138
-----------------------------------------------------------------------------------------------------------
 CLASS C (SYMBOL: FRVFX)                                         CHANGE            4/30/06        10/31/05
-----------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$5.93             $43.56          $37.63
-----------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-----------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $0.9138
-----------------------------------------------------------------------------------------------------------
 CLASS R (SYMBOL: FVFRX)                                         CHANGE            4/30/06        10/31/05
-----------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$6.34             $45.56          $39.22
-----------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-----------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.0025
-----------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $0.9138
-----------------------------------------------------------------------------------------------------------
          TOTAL                              $0.9163
-----------------------------------------------------------------------------------------------------------
 ADVISOR CLASS (SYMBOL: FVADX)                                   CHANGE            4/30/06        10/31/05
-----------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                           +$6.42             $46.84          $40.42
-----------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (11/1/05-4/30/06)
-----------------------------------------------------------------------------------------------------------
 Dividend Income                             $0.2314
-----------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                      $0.9138
-----------------------------------------------------------------------------------------------------------
          TOTAL                              $1.1452
-----------------------------------------------------------------------------------------------------------


40 | Semiannual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY; ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------------------
CLASS A                                       6-MONTH              1-YEAR        5-YEAR               10-YEAR
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                      +18.87%             +30.24%       +87.15%              +209.22%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                  +12.05%             +22.76%       +12.02%               +11.29%
----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $11,205             $12,276       $17,639               $29,150
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                                 +15.79%       +13.32%               +11.77%
----------------------------------------------------------------------------------------------------------------------
CLASS B                                       6-MONTH              1-YEAR        5-YEAR          INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                      +18.52%             +29.38%       +81.15%              +146.19%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                  +14.52%             +25.38%       +12.37%               +13.08%
----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $11,452             $12,538       $17,915               $24,619
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                                 +18.05%       +13.70%               +13.15%
----------------------------------------------------------------------------------------------------------------------
CLASS C                                       6-MONTH              1-YEAR        5-YEAR          INCEPTION (9/3/96)
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                      +18.51%             +29.38%       +81.12%              +183.37%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                  +17.51%             +28.38%       +12.61%               +11.39%
----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $11,751             $12,838       $18,112               $28,337
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                                 +21.05%       +13.92%               +11.43%
----------------------------------------------------------------------------------------------------------------------
CLASS R                                       6-MONTH              1-YEAR        3-YEAR          INCEPTION (8/1/02)
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                      +18.79%             +30.04%      +105.10%              +100.88%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                  +17.79%             +29.04%       +27.05%               +20.47%
----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $11,779             $12,904       $20,510               $32,338
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                                 +21.63%       +30.33%               +20.77%
----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS(5)                              6-MONTH              1-YEAR        5-YEAR               10-YEAR
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                      +19.08%             +30.69%       +90.39%              +222.46%
----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                  +19.08%             +30.69%       +13.74%               +12.42%
----------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                  $11,908             $13,069       $19,039               $32,246
----------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                                 +23.23%       +15.07%               +12.90%
----------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 41

ENDNOTES

THE FUND'S INVESTMENTS IN SMALL- OR NEWER-COMPANY STOCKS INVOLVE SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, IMITED PRODUCT LINES AND SMALL MARKET SHARES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +165.61% and +11.04%.


42 | Semiannual Report

Your Fund's Expenses

FRANKLIN SMALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 43

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                            VALUE 11/1/05        VALUE 4/30/06      PERIOD* 11/1/05-4/30/06
-----------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000             $1,188.70                  $ 6.57
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000             $1,018.79                  $ 6.06
-----------------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000             $1,185.20                  $10.10
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000             $1,015.47                  $ 9.39
-----------------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000             $1,185.10                  $10.19
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000             $1,015.47                  $ 9.39
-----------------------------------------------------------------------------------------------------------------------
CLASS R
-----------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000             $1,187.90                  $ 7.49
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000             $1,017.95                  $ 6.90
-----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000             $1,190.80                  $ 4.78
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000             $1,020.43                  $ 4.41
-----------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.21%; B:
1.88%; C: 1.88%; R: 1.38%; and Advisor: 0.88%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


44 | Semiannual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                        -------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                         APRIL 30, 2006                               YEAR ENDED OCTOBER 31,
CLASS A                                    (UNAUDITED)           2005            2004           2003            2002           2001
                                        -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period ...   $    61.66      $    53.95      $    45.47     $    37.01      $    37.21     $    34.83
                                           ----------------------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ...............         0.29            0.34            0.33           0.13            0.25           0.77

 Net realized and unrealized gains
  (losses) .............................         9.41            8.71            8.63           8.83            0.87           2.95
                                           ----------------------------------------------------------------------------------------
Total from investment operations .......         9.70            9.05            8.96           8.96            1.12           3.72
                                           ----------------------------------------------------------------------------------------

Less distributions from:

 Net investment income .................        (0.46)          (0.43)          (0.17)         (0.25)          (0.15)         (0.73)

 Net realized gains ....................        (2.44)          (0.91)          (0.31)         (0.25)          (1.17)         (0.61)
                                           ----------------------------------------------------------------------------------------
Total distributions ....................        (2.90)          (1.34)          (0.48)         (0.50)          (1.32)         (1.34)
                                           ----------------------------------------------------------------------------------------
Redemption fees ........................           -- c            -- c            -- c           --              --             --
                                           ----------------------------------------------------------------------------------------
Net asset value, end of period .........   $    68.46      $    61.66      $    53.95     $    45.47      $    37.01     $    37.21
                                           ========================================================================================

Total return b .........................        16.21%          16.93%          19.87%         24.51%           2.85%         10.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......   $4,559,113      $4,164,516      $3,716,567     $3,031,714      $2,333,862     $1,491,457

Ratios to average net assets:

 Expenses ..............................         0.92% d,e       0.91%e          0.91% e        1.00%           0.92%          0.96%

 Net investment income .................         0.88% d         0.57%           0.67%          0.35%           0.63%          2.14%

Portfolio turnover rate ................         4.82%           3.91%           7.03%         13.36%          10.59%         26.69%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 45

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                ----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 APRIL 30, 2006                             YEAR ENDED OCTOBER 31,
CLASS B                                            (UNAUDITED)          2005          2004          2003         2002      2001 g
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ..........   $   60.67         $  53.13      $  44.97      $  36.64      $ 37.04     $ 37.26
                                                  -------------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ...............        0.04            (0.11)        (0.06)        (0.15)       (0.08)       0.28

 Net realized and unrealized gains (losses) ...        9.30             8.58          8.53          8.74         0.91        0.06
                                                  -------------------------------------------------------------------------------
Total from investment operations ..............        9.34             8.47          8.47          8.59         0.83        0.34
                                                  -------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................          -- c          (0.02)           --         (0.01)       (0.06)      (0.56)

 Net realized gains ...........................       (2.44)           (0.91)        (0.31)        (0.25)       (1.17)         --
                                                  -------------------------------------------------------------------------------
Total distributions ...........................       (2.44)           (0.93)        (0.31)        (0.26)       (1.23)      (0.56)
                                                  -------------------------------------------------------------------------------
Redemption fees ...............................          -- d             -- d          -- d          --           --          --
                                                  -------------------------------------------------------------------------------
Net asset value, end of period ................   $   67.57         $  60.67      $  53.13      $  44.97      $ 36.64     $ 37.04
                                                  ===============================================================================

Total return b ................................       15.79%           16.03%        18.94%        23.58%        2.08%       0.91%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $ 134,010         $122,795      $114,891      $103,877      $89,241     $20,982

Ratios to average net assets:

 Expenses .....................................        1.68% e,f        1.67% f       1.69% f       1.75%        1.67%       1.71% e

 Net investment income (loss) .................        0.12% e         (0.19)%       (0.11)%       (0.40)%      (0.12)%      0.73% e

Portfolio turnover rate .......................        4.82%           3.91%          7.03%        13.36%       10.59%      26.69%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes a dividend distribution in the amount of $0.0021.

d Amount is less than $0.01 per share.

e Annualized.

f Benefit of expense reduction is less than 0.01%.

g For the period March 1, 2001 (effective date) to October 31, 2001.


46 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  APRIL 30, 2006                            YEAR ENDED OCTOBER 31,
CLASS C                                            (UNAUDITED)            2005         2004          2003        2002      2001 f
                                                 --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............   $   60.75         $  53.18     $  45.01      $  36.67    $  37.06     $ 37.26
                                                    -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .................        0.04            (0.11)       (0.06)        (0.15)      (0.08)       0.33

 Net realized and unrealized gains (losses) .....        9.31             8.59         8.54          8.74        0.92        0.02
                                                    -----------------------------------------------------------------------------
Total from investment operations ................        9.35             8.48         8.48          8.59        0.84        0.35
                                                    -----------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................          --               --           --            --       (0.06)       (0.55)

 Net realized gains .............................       (2.44)           (0.91)       (0.31)        (0.25)      (1.17)          --
                                                    -----------------------------------------------------------------------------
Total distributions .............................       (2.44)           (0.91)       (0.31)        (0.25)      (1.23)      (0.55)
                                                    -----------------------------------------------------------------------------
Redemption fees .................................          -- c             -- c         -- c          --          --          --
                                                    -----------------------------------------------------------------------------
Net asset value, end of period ..................   $   67.66         $  60.75     $  53.18      $  45.01    $  36.67     $ 37.06
                                                    =============================================================================

Total return b ..................................       15.78%           16.04%       18.95%        23.57%       2.10%       0.94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............   $ 148,501         $135,939     $129,399      $127,925    $118,219     $29,920

Ratios to average net assets:

 Expenses .......................................        1.67% d,e        1.67% e      1.69% e       1.75%       1.67%       1.71% d

 Net investment income (loss) ...................        0.13% d         (0.19)%      (0.11)%       (0.40)%     (0.12)%      0.85% d

Portfolio turnover rate .........................        4.82%            3.91%        7.03%        13.36%      10.59%      26.69%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f For the period March 1, 2001 (effective date) to October 31, 2001.


                     Semiannual Report | See notes to financial statements. | 47

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                         ------------------------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                          APRIL 30, 2006                      YEAR ENDED OCTOBER 31,
CASS R                                                     (UNAUDITED)           2005            2004            2003      2002 f
                                                         ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...................      $ 61.33         $ 53.69         $ 45.30         $ 36.92      $39.98
                                                              -------------------------------------------------------------------
Income from investment operations:

 Net investment income a ...............................         0.19            0.18            0.20            0.03        0.07

 Net realized and unrealized gains (losses) ............         9.38            8.67            8.59            8.82       (3.07)
                                                              -------------------------------------------------------------------
Total from investment operations .......................         9.57            8.85            8.79            8.85       (3.00)
                                                              -------------------------------------------------------------------
Less distributions from:

 Net investment income .................................        (0.36)          (0.30)          (0.09)          (0.22)      (0.06)

 Net realized gains ....................................        (2.44)          (0.91)          (0.31)          (0.25)         --
                                                              -------------------------------------------------------------------
Total distributions ....................................        (2.80)          (1.21)          (0.40)          (0.47)      (0.06)
                                                              -------------------------------------------------------------------
Redemption fees ........................................           -- c            -- c            -- c            --          --
                                                              -------------------------------------------------------------------
Net asset value, end of period .........................      $ 68.10         $ 61.33         $ 53.69         $ 45.30      $36.92
                                                              ===================================================================

Total return b .........................................        16.06%          16.62%          19.55%          24.26%      (7.53)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................      $44,971         $30,810         $21,020         $13,336      $7,754

Ratios to average net assets:

 Expenses ..............................................         1.18% d,e       1.17% e         1.19% e         1.25%       1.17% d

 Net investment income .................................         0.62% d         0.31%           0.39%           0.10%       0.38% d

Portfolio turnover rate ................................         4.82%           3.91%           7.03%          13.36%      10.59%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f For the period January 1, 2002 (effective date) to October 31, 2002.


48 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                  ------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2006                          YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                       (UNAUDITED)          2005          2004         2003         2002     2001 f
                                                  ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........      $  61.81       $  54.05       $ 45.54      $ 37.06      $ 37.21     $37.26
                                                      --------------------------------------------------------------------------
Income from investment operations:

 Net investment income a .......................          0.36           0.46          0.44         0.23         0.31       0.60

 Net realized and unrealized gains (losses) ....          9.43           8.75          8.65         8.83         0.91      (0.02)
                                                      --------------------------------------------------------------------------
Total from investment operations ...............          9.79           9.21          9.09         9.06         1.22       0.58
                                                      --------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................         (0.62)         (0.54)        (0.27)       (0.33)       (0.20)     (0.63)

 Net realized gains ............................         (2.44)         (0.91)        (0.31)       (0.25)       (1.17)         --
                                                      --------------------------------------------------------------------------
Total distributions ............................         (3.06)         (1.45)        (0.58)       (0.58)       (1.37)     (0.63)
                                                      --------------------------------------------------------------------------
Redemption fees ................................            -- c           -- c          -- c         --           --         --
                                                      --------------------------------------------------------------------------
Net asset value, end of period .................      $  68.54       $  61.81       $ 54.05      $ 45.54      $ 37.06     $37.21
                                                      ==========================================================================

Total return b .................................         16.36%         17.20%        20.17%       24.80%        3.11%      1.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............      $316,121       $260,209       $26,701      $22,189      $15,193     $  571

Ratios to average net assets:

 Expenses ......................................          0.68% d,e      0.67% e       0.69% e      0.75%        0.67%      0.71% d

 Net investment income .........................          1.12% d        0.81%         0.89%        0.60%        0.88%      1.55% d

Portfolio turnover rate ........................          4.82%          3.91%         7.03%       13.36%       10.59%     26.69%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f For the period March 1, 2001 (effective date) to October 31, 2001.


                     Semiannual Report | See notes to financial statements. | 49

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN BALANCE SHEET INVESTMENT FUND                                                           SHARES                VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 84.3%
    CLOSED END MUTUAL FUNDS 1.2%
    Apollo Investment Corp. ............................................................              200,000         $  3,740,000
  a Emerging Markets Telecommunications Fund Inc. ......................................              250,000            3,430,000
    H&Q Healthcare Investors ...........................................................              150,000            2,805,000
    John Hancock Bank and Thrift Opportunity Fund ......................................            1,650,000           16,252,500
    Latin America Equity Fund Inc. .....................................................              222,015            8,913,902
    The Mexico Fund Inc. (Mexico) ......................................................              620,800           20,176,000
    New Ireland Fund Inc. (Ireland) ....................................................              135,000            3,558,600
    Petroleum & Resources Corp. ........................................................              150,000            5,232,000
                                                                                                                      ------------
    TOTAL CLOSED END MUTUAL FUNDS (COST $38,030,843) ...................................                                64,108,002
                                                                                                                      ------------
    COMMON STOCKS 83.0%
    COMMERCIAL SERVICES 0.8%
    Kelly Services Inc., A .............................................................            1,506,800           41,693,156
                                                                                                                      ------------
    CONSUMER DURABLES 5.8%
    D.R. Horton Inc. ...................................................................            2,200,000           66,044,000
    Furniture Brands International Inc. ................................................            1,987,500           45,712,500
    Hasbro Inc. ........................................................................            1,800,000           35,478,000
    Lennar Corp., A ....................................................................              480,000           26,366,400
    Lennar Corp., B ....................................................................               48,000            2,443,200
    M.D.C. Holdings Inc. ...............................................................              471,900           27,266,382
    Pulte Homes Inc. ...................................................................            2,600,000           97,110,000
                                                                                                                      ------------
                                                                                                                       300,420,482
                                                                                                                      ------------
    CONSUMER NON-DURABLES 2.9%
  a Alliance One International Inc. ....................................................            2,504,200           10,968,396
    Kellwood Co. .......................................................................            1,036,000           33,193,440
    Premium Standard Farms Inc. ........................................................            1,000,000           16,660,000
  b Russell Corp. ......................................................................            1,677,703           30,366,424
  a Tommy Hilfiger Corp. ...............................................................            2,600,000           43,290,000
    Universal Corp. ....................................................................              425,000           16,179,750
                                                                                                                      ------------
                                                                                                                       150,658,010
                                                                                                                      ------------
    CONSUMER SERVICES 2.1%
  a Aztar Corp. ........................................................................              761,000           36,147,500
    Bob Evans Farms Inc. ...............................................................              260,000            7,508,800
a,b Champps Entertainment Inc. .........................................................              920,000            7,406,000
  a Vail Resorts Inc. ..................................................................            1,525,000           57,340,000
                                                                                                                      ------------
                                                                                                                       108,402,300
                                                                                                                      ------------
    DISTRIBUTION SERVICES 0.9%
    Applied Industrial Technologies Inc. ...............................................              937,500           38,953,125
    Handleman Co. ......................................................................            1,000,000            8,540,000
                                                                                                                      ------------
                                                                                                                        47,493,125
                                                                                                                      ------------
    ELECTRONIC TECHNOLOGY 1.9%
  a ESCO Technologies Inc. .............................................................            1,236,800           62,705,760
  a FSI International Inc. .............................................................              600,000            3,042,000


50 | Semiannual Report

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN BALANCE SHEET INVESTMENT FUND                                                           SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     ELECTRONIC TECHNOLOGY (CONTINUED)
   a Spansion Inc., A ..................................................................            1,425,000         $ 24,396,000
   a Standard Microsystems Corp. .......................................................              376,700            8,777,110
                                                                                                                      ------------
                                                                                                                        98,920,870
                                                                                                                      ------------
     ENERGY MINERALS 2.0%
     Peabody Energy Corp. ..............................................................            1,600,000          102,176,000
                                                                                                                      ------------
     FINANCE/RENTAL/LEASING 5.9%
     CIT Group Inc. ....................................................................            2,210,000          119,362,100
 a,b Dollar Thrifty Automotive Group Inc. ..............................................            1,767,567           86,045,162
     Freddie Mac .......................................................................            1,640,000          100,138,400
                                                                                                                      ------------
                                                                                                                       305,545,662
                                                                                                                      ------------
     FINANCIAL CONGLOMERATES 2.4%
     Principal Financial Group Inc. ....................................................              225,000           11,544,750
     Prudential Financial Inc. .........................................................            1,450,000          113,288,500
                                                                                                                      ------------
                                                                                                                       124,833,250
                                                                                                                      ------------
     HEALTH TECHNOLOGY 0.7%
   a Watson Pharmaceuticals Inc. .......................................................            1,350,000           38,394,000
                                                                                                                      ------------
     INDUSTRIAL SERVICES 2.9%
   a Bristow Group Inc. ................................................................              900,000           32,292,000
   a Hanover Compressor Co. ............................................................            1,500,000           30,240,000
   a PHI Inc. ..........................................................................               77,500            2,886,875
   a PHI Inc., non-voting ..............................................................              152,000            5,468,960
   a Quanta Services Inc. ..............................................................            1,300,000           21,086,000
   a Universal Compression Holdings Inc. ...............................................              850,000           47,515,000
 a,b Xanser Corp. ......................................................................            2,800,000           11,144,000
                                                                                                                      ------------
                                                                                                                       150,632,835
                                                                                                                      ------------
     LIFE/HEALTH INSURANCE 6.4%
     American National Insurance Co. ...................................................              647,500           77,214,375
     AmerUs Group Co. ..................................................................              325,000           19,061,250
     FBL Financial Group Inc., A .......................................................              525,000           17,666,250
     Genworth Financial Inc., A ........................................................            1,600,000           53,120,000
     Kansas City Life Insurance Co. ....................................................              222,789           11,106,032
     Manulife Financial Corp. (Canada) .................................................              500,000           32,645,000
     MetLife Inc. ......................................................................              401,000           20,892,100
     National Western Life Insurance Co., A ............................................              150,000           34,800,000
     Presidential Life Corp. ...........................................................              380,000            9,367,000
     StanCorp Financial Group Inc. .....................................................            1,200,000           59,208,000
                                                                                                                      ------------
                                                                                                                       335,080,007
                                                                                                                      ------------
     NON-ENERGY MINERALS 7.8%
   a Chaparral Steel Co. ...............................................................              702,000           44,310,240
     Nucor Corp. .......................................................................            1,063,000          115,675,660
     Reliance Steel & Aluminum Co. .....................................................            1,065,001           94,731,839
     Sherritt International Corp. (Canada) .............................................              979,300           10,688,848


                                                          Semiannual Report | 51

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN BALANCE SHEET INVESTMENT FUND                                                          SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      NON-ENERGY MINERALS (CONTINUED)
      Texas Industries Inc. ..............................................................             800,000        $ 45,360,000
      United States Steel Corp. ..........................................................           1,390,000          95,215,000
                                                                                                                      ------------
                                                                                                                       405,981,587
                                                                                                                      ------------
      PROCESS INDUSTRIES 7.1%
      Ashland Inc. .......................................................................             148,171           9,752,615
      Bowater Inc. .......................................................................           1,096,100          29,890,647
      Bunge Ltd. .........................................................................           1,812,000          96,670,200
      Corn Products International Inc. ...................................................           2,817,600          78,892,800
  a,b Delta Woodside Industries Inc. .....................................................             555,000             177,600
      MeadWestvaco Corp. .................................................................           1,400,000          39,914,000
      Monsanto Co. .......................................................................             804,345          67,082,373
    a PolyOne Corp. ......................................................................           1,400,000          12,432,000
      Westlake Chemical Corp. ............................................................           1,046,900          31,773,415
                                                                                                                      ------------
                                                                                                                       366,585,650
                                                                                                                      ------------
      PRODUCER MANUFACTURING 7.5%
      A.O. Smith Corp. ...................................................................             893,600          42,374,512
      American Axle & Manufacturing Holdings Inc. ........................................             600,000          10,566,000
      CNH Global NV (Netherlands) ........................................................           1,605,000          42,933,750
      Lennox International Inc. ..........................................................             871,000          28,420,730
      Mueller Industries Inc. ............................................................             659,400          24,978,072
      Oshkosh Truck Corp. ................................................................             960,000          58,752,000
      Superior Industries International Inc. .............................................             149,409           2,811,877
  a,b Tecumseh Products Co., A ...........................................................           1,085,000          24,900,750
  a,b Tecumseh Products Co., B ...........................................................             310,000           6,141,100
      Timken Co. .........................................................................           1,296,845          45,259,891
      Trinity Industries Inc. ............................................................           1,640,000         104,140,000
                                                                                                                      ------------
                                                                                                                       391,278,682
                                                                                                                      ------------
      PROPERTY-CASUALTY INSURANCE 5.6%
      Aspen Insurance Holdings Ltd. ......................................................             154,300           3,757,205
      E-L Financial Corp. Ltd. (Canada) ..................................................             104,666          55,715,741
      IPC Holdings Ltd. ..................................................................           1,773,800          47,307,246
      Midland Co. ........................................................................             385,000          13,729,100
      Montpelier Re Holdings Ltd. (Bermuda) ..............................................              10,000             161,500
      Old Republic International Corp. ...................................................           3,875,000          86,218,750
      RLI Corp. ..........................................................................             489,400          24,274,240
      Selective Insurance Group Inc. .....................................................             650,000          36,179,000
      The St. Paul Travelers Cos. Inc. ...................................................             575,000          25,317,250
                                                                                                                      ------------
                                                                                                                       292,660,032
                                                                                                                      ------------
      REGIONAL BANKS 0.1%
      UMB Financial Corp. ................................................................              93,400           6,341,860
                                                                                                                      ------------
      RETAIL TRADE 5.0%
    a Big Lots Inc. ......................................................................           2,250,000          32,512,500
      The Cato Corp., A ..................................................................             450,000          10,183,500
    a Charming Shoppes Inc. ..............................................................           4,425,000          60,843,750


52 | Semiannual Report

Franklin Value Investors Trust

--------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN BALANCE SHEET INVESTMENT FUND                                                     SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      RETAIL TRADE (CONTINUED)
      Dillard's Inc., A ............................................................            1,500,000        $    39,120,000
      Fred's Inc. ..................................................................              400,000              5,676,000
    b Haverty Furniture Cos. Inc. ..................................................              920,000             13,892,000
    a Saks Inc. ....................................................................            1,750,000             35,245,000
  a,b Syms Corp. ...................................................................            1,430,000             25,625,600
    a Zale Corp. ...................................................................            1,422,400             35,062,160
                                                                                                                 ---------------
                                                                                                                     258,160,510
                                                                                                                 ---------------
      SAVINGS BANKS 0.5%
      Farmers & Merchants Bank of Long Beach .......................................                2,200             12,546,600
      First Niagara Financial Group Inc. ...........................................              100,000              1,400,000
      Hudson City Bancorp Inc. .....................................................              900,000             12,069,000
                                                                                                                 ---------------
                                                                                                                      26,015,600
                                                                                                                 ---------------
                                                                                                                 ---------------
      SPECIALTY INSURANCE 3.6%
      Assurant Inc. ................................................................              825,700             39,773,969
      MBIA Inc. ....................................................................              130,000              7,751,900
      MGIC Investment Corp. ........................................................              440,000             31,108,000
      The PMI Group Inc. ...........................................................            1,250,000             57,687,500
      Radian Group Inc. ............................................................              800,000             50,176,000
                                                                                                                 ---------------
                                                                                                                     186,497,369
                                                                                                                 ---------------
      TECHNOLOGY SERVICES 0.6%
    a Intergraph Corp. .............................................................              740,000             32,574,800
                                                                                                                 ---------------
      TRANSPORTATION 5.9%
    a ABX Air Inc. .................................................................            1,825,000             11,826,000
    a Alaska Air Group Inc. ........................................................            1,350,600             51,268,776
      Burlington Northern Santa Fe Corp. ...........................................              570,000             45,332,100
    a Crowley Maritime Corp. .......................................................                4,240              6,784,000
    a Kansas City Southern .........................................................            1,127,600             27,400,680
    a Mesa Air Group Inc. ..........................................................              450,000              4,738,500
      Norfolk Southern Corp. .......................................................            1,358,600             73,364,400
      Overseas Shipholding Group Inc. ..............................................              756,000             36,915,480
      Teekay Shipping Corp. (Bahamas) ..............................................            1,240,000             47,702,800
                                                                                                                 ---------------
                                                                                                                     305,332,736
                                                                                                                 ---------------
      UTILITIES 4.6%
      Atmos Energy Corp. ...........................................................              730,135             19,377,783
      Entergy Corp. ................................................................              790,000             55,252,600
      Northeast Utilities ..........................................................            1,550,000             31,232,500
      PNM Resources Inc. ...........................................................            1,863,300             47,160,123
    a Sierra Pacific Resources .....................................................            5,010,000             70,741,200
      Xcel Energy Inc. .............................................................              878,000             16,541,520
                                                                                                                 ---------------
                                                                                                                     240,305,726
                                                                                                                 ---------------
      TOTAL COMMON STOCKS (COST $2,115,831,371) ....................................                               4,315,984,249
                                                                                                                 ---------------


                                                          Semiannual Report | 53

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
    FRANKLIN BALANCE SHEET INVESTMENT FUND                                                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BOND (COST $5,529,529) 0.1%
    PRODUCER MANUFACTURING 0.1%
    Mueller Industries Inc., 6.00%, 11/01/14 ........................................     $    5,604,000     $    5,295,780
                                                                                                             --------------
    TOTAL LONG TERM INVESTMENTS (COST $2,159,391,743) ...............................                        $4,385,388,031
                                                                                                             --------------

                                                                                          ----------------
                                                                                               SHARES
                                                                                          ----------------
    SHORT TERM INVESTMENTS 15.0%
    MONEY MARKET FUND (COST $190,044,410) 3.7%
  c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% ............        190,044,410        190,044,410
                                                                                                             --------------

                                                                                          ----------------
                                                                                          PRINCIPAL AMOUNT
                                                                                          ----------------
    REPURCHASE AGREEMENT (COST $588,638,215) 11.3%
  d Joint Repurchase Agreement, 4.722%, 5/01/06 (Maturity Value $588,869,844) .......        588,638,215        588,638,215
     ABN AMRO Bank, N.V., New York Branch (Maturity Value $54,417,462)
     Banc of America Securities LLC (Maturity Value $54,417,462)
     Barclays Capital Inc. (Maturity Value $54,417,462)
     Bear, Stearns & Co. Inc. (Maturity Value $54,417,462)
     BNP Paribas Securities Corp. (Maturity Value $54,417,462)
     Deutsche Bank Securities Inc. (Maturity Value $54,417,462)
     Greenwich Capital Markets Inc. (Maturity Value $54,417,462)
     Lehman Brothers Inc. (Maturity Value $44,695,224)
     Merrill Lynch Government Securities Inc. (Maturity Value $54,417,462)
     Morgan Stanley & Co. Inc. (Maturity Value $54,417,462)
     UBS Securities LLC (Maturity Value $54,417,462)
      Collateralized by U.S. Government Agency Securities, 2.375 - 7.125%,
       6/15/06 - 3/15/11; eU.S. Government Agency Discount Notes, 7/12/06; and
       U.S. Treasury Notes, 2.00 - 7.00%, 5/15/06 - 7/15/09
                                                                                                             --------------
   TOTAL SHORT TERM INVESTMENTS (COST $778,682,625) .................................                           778,682,625
                                                                                                             --------------
   TOTAL INVESTMENTS (COST $2,938,074,368) 99.3% ....................................                         5,164,070,656
   OTHER ASSETS, LESS LIABILITIES 0.7% ..............................................                            38,645,903
                                                                                                             --------------
   NET ASSETS 100.0% ................................................................                        $5,202,716,559
                                                                                                             ==============

a Non-income producing.

b See Note 8 regarding holdings of 5% voting securities.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

d See Note 1(c) regarding joint repurchase agreement.

e A portion or all of the security is traded on a discount basis with no stated coupon rate.


54 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP VALUE FUND

                                                ----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 APRIL 30, 2006                           YEAR ENDED OCTOBER 31,
CLASS A                                           (UNAUDITED)            2005           2004         2003         2002        2001
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............   $   14.66        $  14.01       $  12.40      $ 10.48      $ 11.66     $ 11.12
                                                    ------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ........................        0.10            0.13           0.08         0.07         0.07        0.12

 Net realized and unrealized gains (losses) .....        1.41            0.63           1.58         1.92        (1.08)       0.50
                                                    ------------------------------------------------------------------------------
Total from investment operations ................        1.51            0.76           1.66         1.99        (1.01)       0.62
                                                    ------------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................       (0.15)          (0.08)         (0.05)       (0.07)       (0.07)      (0.08)

 Net realized gains .............................       (0.34)          (0.03)            --           --        (0.10)         --
                                                    ------------------------------------------------------------------------------
Total distributions .............................       (0.49)          (0.11)         (0.05)       (0.07)       (0.17)      (0.08)
                                                    ------------------------------------------------------------------------------
Redemption fees .................................          -- c            -- c           -- c         --           --          --
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ..................   $   15.68        $  14.66       $  14.01      $ 12.40      $ 10.48     $ 11.66
                                                    ==============================================================================

Total return b ..................................       10.49%           5.42%         13.45%       19.08%       (8.82)%      5.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............   $ 172,456        $156,841       $127,267      $59,600      $32,825     $23,544

Ratios to average net assets:

 Expenses before waiver and payments
  by affiliate ..................................        1.31% d         1.29%          1.31%        1.38%        1.42%       1.49%

 Expenses net of waiver and payments
  by affiliate ..................................        1.31% d,e       1.29% e        1.31%        1.38%        1.42%       1.25%

 Net investment income ..........................        1.37% d         0.91%          0.59%        0.60%        0.64%       0.99%

Portfolio turnover rate .........................       17.00%          25.33%         21.69%       27.47%       15.33%      29.37%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 55

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)

                                                    -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     APRIL 30, 2006                            YEAR ENDED OCTOBER 31,
CLASS B                                                (UNAUDITED)            2005         2004         2003        2002       2001
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............     $   14.47           $ 13.85      $ 12.29      $ 10.39      $11.58     $11.11
                                                       ----------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ..................          0.05              0.04        (0.01)       (0.01)         --       0.05

 Net realized and unrealized gains (losses) ......          1.39              0.61         1.58         1.92       (1.07)      0.49
                                                       ----------------------------------------------------------------------------
Total from investment operations .................          1.44              0.65         1.57         1.91       (1.07)      0.54
                                                       ----------------------------------------------------------------------------
Less distributions from:

 Net investment income ...........................         (0.05)               -- f      (0.01)       (0.01)      (0.02)     (0.07)

 Net realized gains ..............................         (0.34)            (0.03)          --           --       (0.10)        --
                                                       ----------------------------------------------------------------------------
Total distributions ..............................         (0.39)            (0.03)       (0.01)       (0.01)      (0.12)     (0.07)
                                                       ----------------------------------------------------------------------------
Redemption fees ..................................            -- c              -- c         -- c         --          --         --
                                                       ----------------------------------------------------------------------------
Net asset value, end of period ...................     $   15.52           $ 14.47      $ 13.85      $ 12.29      $10.39     $11.58
                                                       ============================================================================

Total return b ...................................         10.09%             4.71%       12.76%       18.35%      (9.38)%     4.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................     $  22,319           $22,072      $21,794      $10,865      $4,975     $3,251

Ratios to average net assets:

 Expenses before waiver and payments
  by affiliate ...................................          1.95% d           1.94%        1.96%        2.04%       2.07%      2.10%

 Expenses net of waiver and payments
  by affiliate ...................................          1.95% d,e         1.94% e      1.96%        2.04%       2.07%      1.86%

 Net investment income (loss) ....................          0.73% d           0.26%       (0.06)%      (0.06)%     (0.01)%     0.38%

Portfolio turnover rate ..........................         17.00%            25.33%       21.69%       27.47%      15.33%     29.37%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Includes a dividend distribution in the amount of $0.0024.


56 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)

                                                      -----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2006                          YEAR ENDED OCTOBER 31,
CLASS C                                              (UNAUDITED)            2005         2004         2003         2002        2001
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........      $   14.47          $ 13.85      $ 12.28      $ 10.39      $ 11.57     $ 11.11
                                                      -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a ................           0.06             0.04        (0.01)       (0.01)          --        0.05

 Net realized and unrealized gains (losses) ....           1.38             0.61         1.58         1.91        (1.07)       0.48
                                                      -----------------------------------------------------------------------------
Total from investment operations ...............           1.44             0.65         1.57         1.90        (1.07)       0.53
                                                      -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................          (0.05)              --           --        (0.01)       (0.01)      (0.07)

 Net realized gains ............................          (0.34)           (0.03)          --           --        (0.10)         --
                                                      -----------------------------------------------------------------------------
Total distributions ............................          (0.39)           (0.03)          --        (0.01)       (0.11)      (0.07)
                                                      -----------------------------------------------------------------------------
Redemption fees ................................             -- c             -- c         -- c         --           --          --
                                                      -----------------------------------------------------------------------------
Net asset value, end of period .................      $   15.52          $ 14.47      $ 13.85      $ 12.28      $ 10.39     $ 11.57
                                                      =============================================================================

Total return b .................................          10.10%            4.69%       12.78%       18.35%       (9.34)%      4.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............      $  60,673          $59,929      $57,966      $32,592      $17,738     $10,648

Ratios to average net assets:

 Expenses before waiver and payments
  by affiliate .................................           1.94% d          1.94%        1.96%        2.06%        2.04%       2.13%

 Expenses net of waiver and payments
  by affiliate .................................           1.94% d,e        1.94% e      1.96%        2.06%        2.04%       1.89%

 Net investment income (loss) ..................           0.74% d          0.26%       (0.06)%      (0.08)%       0.02%       0.38%

Portfolio turnover rate ........................          17.00%           25.33%       21.69%       27.47%       15.33%      29.37%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 57

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)

                                                             ----------------------------------------------------------------
                                                             SIX MONTHS ENDED
                                                              APRIL 30, 2006                    YEAR ENDED OCTOBER 31,
CLASS R                                                        (UNAUDITED)          2005         2004        2003       2002f
                                                             ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ......................     $   14.56         $13.93       $12.34      $10.48      $10.55
                                                                -------------------------------------------------------------
Income from investment operations:
 Net investment incomea ...................................          0.09           0.11         0.06        0.05        0.01
 Net realized and unrealized gains (losses) ...............          1.40           0.61         1.59        1.90       (0.08)
                                                                -------------------------------------------------------------
Total from investment operations ..........................          1.49           0.72         1.65        1.95       (0.07)
                                                                -------------------------------------------------------------
Less distributions from:

 Net investment income ....................................         (0.14)         (0.06)       (0.06)      (0.09)         --

 Net realized gains .......................................         (0.34)         (0.03)          --          --          --
                                                                -------------------------------------------------------------
Total distributions .......................................         (0.48)         (0.09)       (0.06)      (0.09)         --
                                                                -------------------------------------------------------------
Redemption fees ...........................................            -- c           -- c         -- c        --          --
                                                                -------------------------------------------------------------
Net asset value, end of period ............................     $   15.57         $14.56       $13.93      $12.34      $10.48
                                                                =============================================================

Total return b ............................................         10.43%          5.19%       13.44%      18.77%      (0.66)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........................     $   7,863         $6,896       $3,414      $  826      $   65

Ratios to average net assets:

 Expenses .................................................          1.46% d,e      1.44% e      1.46%       1.54%       1.59% d

 Net investment income ....................................          1.22% d        0.76%        0.44%       0.44%       0.47% d

Portfolio turnover rate ...................................         17.00%         25.33%       21.69%      27.47%      15.33%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f For the period August 1, 2002 (effective date) to October 31, 2002.


58 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)

                                                                  SIX MONTHS
                                                                     ENDED
                                                                APRIL 30, 2006
ADVISOR CLASS                                                    (UNAUDITED)c

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

  Net asset value, beginning of period ....................       $   14.63
                                                                  ---------
  Income from investment operations:

   Net investment income a ................................            0.11

   Net realized and unrealized gains (losses) .............            1.46
                                                                  ---------
  Total from investment operations ........................            1.57
                                                                  ---------
  Less distributions from:

   Net investment income ..................................           (0.20)

   Net realized gains .....................................           (0.34)
                                                                  ---------
  Total distributions .....................................           (0.54)
                                                                  ---------
  Redemption fees .........................................              -- d
                                                                  ---------
  Net asset value, end of period ..........................       $   15.66
                                                                  =========

  Total return b ..........................................           10.73%

  RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (000's) .......................       $   1,741

  Ratios to average net assets:

  Expenses ................................................            0.96% e,f

   Net investment income ..................................            1.72% e

  Portfolio turnover rate .................................           17.00%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c For the period November 1, 2005 (effective date) to April 30, 2006.

d Amount is less than $0.01 per share.

e Annualized.

f Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 59

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LARGE CAP VALUE FUND                                                                        SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 89.4%
  COMMERCIAL SERVICES 0.6%
  R. R. Donnelley & Sons Co. .............................................................            48,000           $ 1,617,120
                                                                                                                       -----------
  CONSUMER DURABLES 2.0%
  D.R. Horton Inc. .......................................................................           175,000             5,253,500
                                                                                                                       -----------
  CONSUMER NON-DURABLES 6.6%
  H.J. Heinz Co. .........................................................................            18,000               747,180
  Kimberly-Clark Corp. ...................................................................           142,900             8,363,937
  The Procter & Gamble Co. ...............................................................           145,000             8,440,450
                                                                                                                       -----------
                                                                                                                        17,551,567
                                                                                                                       -----------
  CONSUMER SERVICES 5.1%
  Gannett Co. Inc. .......................................................................           145,600             8,008,000
  McDonald's Corp. .......................................................................           162,000             5,600,340
                                                                                                                       -----------
                                                                                                                        13,608,340
                                                                                                                       -----------
  ELECTRONIC TECHNOLOGY 0.7%
  Hewlett-Packard Co. ....................................................................            57,000             1,850,790
                                                                                                                       -----------
  ENERGY MINERALS 9.3%
  BP PLC, ADR (United Kingdom) ...........................................................            72,000             5,307,840
  ConocoPhillips .........................................................................            83,000             5,552,700
  Exxon Mobil Corp. ......................................................................           106,000             6,686,480
  Occidental Petroleum Corp. .............................................................            68,000             6,986,320
                                                                                                                       -----------
                                                                                                                        24,533,340
                                                                                                                       -----------
  FINANCE/RENTAL/LEASING 3.5%
  Freddie Mac ............................................................................           153,000             9,342,180
                                                                                                                       -----------
  FINANCIAL CONGLOMERATES 3.7%
  Citigroup Inc. .........................................................................           194,000             9,690,300
                                                                                                                       -----------
  HEALTH TECHNOLOGY 5.1%
  Abbott Laboratories ....................................................................           134,400             5,744,256
  Becton Dickinson and Co. ...............................................................            85,000             5,358,400
  Pfizer Inc. ............................................................................           100,000             2,533,000
                                                                                                                       -----------
                                                                                                                        13,635,656
                                                                                                                       -----------
  INVESTMENT BANKS/BROKERS 1.8%
  Lehman Brothers Holdings Inc. ..........................................................             9,000             1,360,350
  Morgan Stanley .........................................................................            53,000             3,407,900
                                                                                                                       -----------
                                                                                                                         4,768,250
                                                                                                                       -----------
  INVESTMENT MANAGERS 2.1%
  Mellon Financial Corp. .................................................................           148,000             5,569,240
                                                                                                                       -----------
  LIFE/HEALTH INSURANCE 1.3%
  MetLife Inc. ...........................................................................            64,000             3,334,400
                                                                                                                       -----------
  MAJOR BANKS 7.3%
  Bank of America Corp. ..................................................................           209,000            10,433,280
  Wachovia Corp. .........................................................................           147,000             8,797,950
                                                                                                                       -----------
                                                                                                                        19,231,230
                                                                                                                       -----------


60 | Semiannual Report

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN LARGE CAP VALUE FUND                                                                      SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   MULTI-LINE INSURANCE 2.7%
   American International Group Inc. .....................................................            109,900       $   7,170,975
                                                                                                                    -------------
   PROCESS INDUSTRIES 1.5%
   Praxair Inc. ..........................................................................             72,478           4,068,190
                                                                                                                    -------------
   PRODUCER MANUFACTURING 16.8%
   3M Co. ................................................................................            117,000           9,995,310
   General Electric Co. ..................................................................            265,000           9,166,350
   Illinois Tool Works Inc. ..............................................................             73,200           7,517,640
   Johnson Controls Inc. .................................................................             32,000           2,609,600
   Masco Corp. ...........................................................................            218,000           6,954,200
   United Technologies Corp. .............................................................            134,000           8,416,540
                                                                                                                    -------------
                                                                                                                       44,659,640
                                                                                                                    -------------
   PROPERTY-CASUALTY INSURANCE 5.1%
   The Allstate Corp. ....................................................................            123,000           6,948,270
   Chubb Corp. ...........................................................................            128,000           6,597,120
                                                                                                                    -------------
                                                                                                                       13,545,390
                                                                                                                    -------------
   REGIONAL BANKS 3.1%
   U.S. Bancorp ..........................................................................            265,000           8,331,600
                                                                                                                    -------------
   SAVINGS BANKS 1.6%
   Washington Mutual Inc. ................................................................             97,000           4,370,820
                                                                                                                    -------------
   SPECIALTY INSURANCE 2.2%
   Ambac Financial Group Inc. ............................................................             69,400           5,715,784
                                                                                                                    -------------
   TECHNOLOGY SERVICES 6.5%
   International Business Machines Corp. .................................................            105,000           8,645,700
   Microsoft Corp. .......................................................................            353,000           8,524,950
                                                                                                                    -------------
                                                                                                                       17,170,650
                                                                                                                    -------------
   UTILITIES 0.8%
   Entergy Corp. .........................................................................             28,900           2,021,266
                                                                                                                    -------------
   TOTAL COMMON STOCKS (COST $199,121,766) ...............................................                            237,040,228
                                                                                                                    -------------
   SHORT TERM INVESTMENTS (COST $28,262,114) 10.7%
   MONEY MARKET FUND 10.7%
 a Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% ..................         28,262,114          28,262,114
                                                                                                                    -------------
   TOTAL INVESTMENTS (COST $227,383,880) 100.1% ..........................................                            265,302,342
   OTHER ASSETS, LESS LIABILITIES (0.1)% .................................................                               (250,097)
                                                                                                                    -------------
   NET ASSETS 100.0% .....................................................................                          $ 265,052,245
                                                                                                                    =============

SELECTED PORTFOLIO ABBREVIATIONS:

ADR - American Depository Receipt

a See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                     Semiannual Report | See notes to financial statements. | 61

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICROCAP VALUE FUND

                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  APRIL 30, 2006                             YEAR ENDED OCTOBER 31,
CLASS A                                             (UNAUDITED)          2005           2004          2003        2002         2001
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............    $  38.15       $  34.48       $  30.41      $  24.09    $  24.64     $  18.88
                                                      -----------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..................        0.24           0.18           0.05         (0.04)      (0.01)        0.11

 Net realized and unrealized gains (losses) ......        5.73           5.32           4.65          7.80        0.68         6.37
                                                      -----------------------------------------------------------------------------
Total from investment operations .................        5.97           5.50           4.70          7.76        0.67         6.48
                                                      -----------------------------------------------------------------------------
Less distributions from:

 Net investment income ...........................       (0.19)         (0.05)            --            --       (0.08)       (0.09)

 Net realized gains ..............................       (2.85)         (1.78)         (0.63)        (1.44)      (1.14)       (0.63)
                                                      -----------------------------------------------------------------------------
Total distributions ..............................       (3.04)         (1.83)         (0.63)        (1.44)      (1.22)       (0.72)
                                                      -----------------------------------------------------------------------------
Redemption fees ..................................          -- c           -- c           -- c          --          --           --
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ...................    $  41.08       $  38.15       $  34.48      $  30.41    $  24.09     $  24.64
                                                      =============================================================================

Total return b ...................................       16.54%         16.45%         15.64%        33.90%       2.77%       35.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................    $486,317       $443,037       $418,464      $310,995    $230,562     $268,969

Ratios to average net assets:

 Expenses ........................................        1.12% d,e      1.10% e        1.12% e       1.23%       1.18%        1.19%

 Net investment income (loss) ....................        1.24% d        0.48%          0.13%        (0.16)%     (0.02)%       0.46%

Portfolio turnover rate ..........................        3.46%         13.86%         11.38%        13.35%      28.35%       23.62%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


62 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

FRANKLIN MICROCAP VALUE FUND

                                                                 SIX MONTHS
                                                                    ENDED
                                                              APRIL 30, 2006 c
ADVISOR CLASS                                                    (UNAUDITED)

  PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the period)

  Net asset value, beginning of period ....................       $   38.28
                                                                  ---------
  Income from investment operations:

   Net investment income a ................................            0.32

   Net realized and unrealized gains (losses) .............            5.57
                                                                  ---------
  Total from investment operations ........................            5.89
                                                                  ---------
  Less distributions from:

   Net investment income ..................................           (0.19)

   Net realized gains .....................................           (2.85)
                                                                  ---------
  Total distributions .....................................           (3.04)
                                                                  ---------
  Redemption fees .........................................              -- d
                                                                  ---------
  Net asset value, end of period ..........................       $   41.13
                                                                  =========

  Total return b ..........................................           16.70%

  RATIOS/SUPPLEMENTAL DATA

  Net assets, end of period (000's) .......................       $   5,596

  Ratios to average net assets:

   Expenses ...............................................            0.88% e,f

   Net investment income ..................................            1.48% e

  Portfolio turnover rate .................................            3.46%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c For the period November 1, 2005 (effective date) to April 30, 2006.

d Amount is less than $0.01 per share.

e Annualized.

f Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 63

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICROCAP VALUE FUND                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 82.9%
    COMMON STOCKS 79.9%
    COMMERCIAL SERVICES 1.8%
    Courier Corp. ............................................................           200,000     $   8,628,000
                                                                                                     -------------
    COMMUNICATIONS 2.6%
    Atlantic Tele-Network Inc. ...............................................           562,500        13,016,250
                                                                                                     -------------
    CONSUMER DURABLES 5.6%
    Allen Organ Co., B .......................................................            94,800         7,631,400
    Bassett Furniture Industries Inc. ........................................           125,000         2,305,000
  a Cavalier Homes Inc. ......................................................           432,000         2,941,920
  a Chromcraft Revington Inc. ................................................           200,000         2,600,000
  a The Dixie Group Inc. .....................................................           405,000         5,921,100
    Flexsteel Industries Inc. ................................................           155,000         2,100,250
  a National R.V. Holdings Inc. ..............................................           295,000         1,787,700
a,b Rockford Corp. ...........................................................           575,000         2,098,750
                                                                                                     -------------
                                                                                                        27,386,120
                                                                                                     -------------
    CONSUMER NON-DURABLES 13.1%
  a Alliance One International Inc. ..........................................         2,186,700         9,577,747
    Brown Shoe Co. Inc. ......................................................           247,500         9,412,425
a,b CoolBrands International Inc. (Canada) ...................................         2,900,000         6,200,850
  b Delta Apparel Inc. .......................................................           680,000        11,621,200
  a John B. Sanfilippo & Son Inc. ............................................           175,000         2,728,250
    Premium Standard Farms Inc. ..............................................           700,000        11,662,000
  a Seneca Foods Corp., A ....................................................           256,600         5,260,300
  a Seneca Foods Corp., B ....................................................           121,500         2,490,750
  b Tandy Brands Accessories Inc. ............................................           540,000         5,637,600
                                                                                                     -------------
                                                                                                        64,591,122
                                                                                                     -------------
    DISTRIBUTION SERVICES 0.8%
    The Coast Distribution System Inc. .......................................            66,800           487,640
  a GTSI Corp. ...............................................................           293,600         1,981,800
    Handleman Co. ............................................................           200,000         1,708,000
                                                                                                     -------------
                                                                                                         4,177,440
                                                                                                     -------------
    ELECTRONIC TECHNOLOGY 1.9%
  b Espey Manufacturing & Electronics Corp. ..................................           156,000         2,815,800
  a Ladish Co. Inc. ..........................................................            70,000         2,496,900
    Printronix Inc. ..........................................................           130,000         2,184,000
    Sparton Corp. ............................................................           242,252         2,071,255
                                                                                                     -------------
                                                                                                         9,567,955
                                                                                                     -------------
    HEALTH SERVICES 1.7%
    Healthcare Services Group Inc. ...........................................           390,600         8,339,310
                                                                                                     -------------
    INDUSTRIAL SERVICES 6.5%
  b Ecology and Environment Inc., A ..........................................           205,000         2,070,500
  a Exponent Inc. ............................................................            70,000         2,278,500
  a Layne Christensen Co. ....................................................           430,000        12,685,000
  a PHI Inc. .................................................................            17,600           655,600
  a PHI Inc., non-voting .....................................................           394,499        14,194,074
                                                                                                     -------------
                                                                                                        31,883,674
                                                                                                     -------------


64 | Semiannual Report

Franklin Value Investors Trust

------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICROCAP VALUE FUND                                                        SHARES            VALUE
------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    NON-ENERGY MINERALS 3.9%
  a Aleris International Inc. ................................................           329,600     $  15,244,000
a,b Continental Materials Corp. ..............................................            99,500         2,662,123
    The Monarch Cement Co. ...................................................            40,144         1,134,068
                                                                                                     -------------
                                                                                                        19,040,191
                                                                                                     -------------
    PROCESS INDUSTRIES 2.4%
a,b American Pacific Corp. ...................................................           610,000         4,794,600
  a Mercer International Inc. (Germany) ......................................           761,400         6,852,600
                                                                                                     -------------
                                                                                                        11,647,200
                                                                                                     -------------
    PRODUCER MANUFACTURING 18.6%
    Alamo Group Inc. .........................................................           105,000         2,238,600
    Central Steel and Wire Co. ...............................................             4,390         2,774,480
    CIRCOR International Inc. ................................................           247,500         7,499,250
  a Gehl Co. .................................................................           300,000        10,764,000
    Gibraltar Industries Inc. ................................................           357,000         9,921,030
  b Hardinge Inc. ............................................................           900,991        14,505,955
    Insteel Industries Inc. ..................................................            62,280         2,326,781
a,b Nashua Corp. .............................................................           477,930         3,547,005
  a Northwest Pipe Co. .......................................................           333,000         9,820,170
a,b Proliance International Inc. .............................................           823,800         4,119,000
  a RTI International Metals Inc. ............................................           300,000        18,042,000
    Smith Investment Co. .....................................................            42,400         2,989,200
    Summa Industries .........................................................            13,698           136,158
  a Tecumseh Products Co., A .................................................           106,000         2,432,700
  a Tecumseh Products Co., B .................................................            12,799           253,548
                                                                                                     -------------
                                                                                                        91,369,877
                                                                                                     -------------
    PROPERTY-CASUALTY INSURANCE 5.1%
a,b ACMAT Corp., A ...........................................................           392,800         6,854,360
    Baldwin & Lyons Inc., B ..................................................           153,875         3,883,805
  a Mercer Insurance Group Inc. ..............................................            25,000           478,750
  b Merchants Group Inc. .....................................................           190,000         5,529,000
    Safety Insurance Group Inc. ..............................................            70,000         3,240,300
  a United America Indemnity Ltd. ............................................           217,168         5,155,568
                                                                                                     -------------
                                                                                                        25,141,783
                                                                                                     -------------
    REAL ESTATE DEVELOPMENT 2.7%
    Bresler & Reiner Inc. ....................................................           205,000         6,765,000
    Case, Pomeroy & Co. Inc., A ..............................................               220           367,400
    Case, Pomeroy & Co. Inc., cvt., B ........................................               533           891,176
  a Griffin Land & Nurseries Inc. ............................................           173,000         5,274,770
                                                                                                     -------------
                                                                                                        13,298,346
                                                                                                     -------------
    REAL ESTATE INVESTMENT TRUSTS 1.4%
    Arbor Realty Trust Inc. ..................................................           270,000         6,993,000
                                                                                                     -------------
    RETAIL TRADE 4.3%
a,b Duckwall-ALCO Stores Inc. ................................................           330,000         8,382,000
    Haverty Furniture Cos. Inc. ..............................................           147,000         2,219,700


                                                          Semiannual Report | 65

Franklin Value Investors Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICROCAP VALUE FUND                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    RETAIL TRADE (CONTINUED)
  b S&K Famous Brands Inc. ......................................................................         255,500     $   3,819,725
  b Village Super Market Inc., A ................................................................         115,175         6,795,325
                                                                                                                      -------------
                                                                                                                         21,216,750
                                                                                                                      -------------
    SAVINGS BANKS 2.8%
    Beverly Hills Bancorp Inc. ..................................................................         700,000         7,280,000
    First Defiance Financial Corp. ..............................................................         235,000         6,490,700
                                                                                                                      -------------
                                                                                                                         13,770,700
                                                                                                                      -------------
    TRANSPORTATION 3.3%
  a Crowley Maritime Corp. ......................................................................           2,342         3,747,200
a,b International Shipholding Corp. .............................................................         474,800         6,561,736
    OMI Corp. ...................................................................................         120,000         2,313,600
    Providence and Worchester Railroad Co. ......................................................         205,000         3,433,750
                                                                                                                      -------------
                                                                                                                         16,056,286
                                                                                                                      -------------
    UTILITIES 1.4%
    Green Mountain Power Corp. ..................................................................         201,700         5,736,348
    Maine & Maritimes Corp. .....................................................................          27,100           419,778
  a SEMCO Energy Inc. ...........................................................................         130,000           702,000
                                                                                                                      -------------
                                                                                                                          6,858,126
                                                                                                                      -------------
    TOTAL COMMON STOCKS (COST $199,758,880) .....................................................                       392,982,130
                                                                                                                      -------------
    CONVERTIBLE PREFERRED STOCKS 1.2%
    CONSUMER NON-DURABLES 1.2%
  a Seneca Foods Corp., cvt. participating pfd ..................................................         200,000         3,900,000
  a Seneca Foods Corp., cvt. participating pfd., Series 2003 ....................................         100,000         2,050,000
                                                                                                                      -------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,905,000) ........................................                         5,950,000
                                                                                                                      -------------

                                                                                                 ------------------
                                                                                                 PRINCIPAL AMOUNT c
                                                                                                 ------------------
    CONVERTIBLE BOND (COST $7,000,000) 1.8%
    PROCESS INDUSTRIES 1.8%
  d Mercer International Inc., cvt., senior sub. note, 144A, 8.50%, 10/15/10 (Germany) ..........   $   7,000,000         8,689,100
                                                                                                                      -------------
    TOTAL LONG TERM INVESTMENTS (COST $211,663,880) .............................................                       407,621,230
                                                                                                                      -------------


66 | Semiannual Report

Franklin Value Investors Trust
STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICROCAP VALUE FUND                                                                            SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $84,110,991) 17.1%
  MONEY MARKET FUND 17.1%
e Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% .........................        84,110,991     $ 84,110,991
                                                                                                                       ------------
  TOTAL INVESTMENTS (COST $295,774,871) 100.0% .................................................                        491,732,221
  OTHER ASSETS, LESS LIABILITIES 0.0% f ........................................................                            180,323
                                                                                                                       ------------
  NET ASSETS 100.0% ............................................................................                       $491,912,544
                                                                                                                       ============

 aNon-income producing.

b See Note 8 regarding holdings of 5% voting securities.

c The principal amount is stated in U.S. dollars unless otherwise indicated.

d Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2006, the value of this security was $8,689,100, representing 1.77% of net assets.

e See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

f Rounds to less than 0.1% of net assets.


                     Semiannual Report | See notes to financial statements. | 67

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MIDCAP VALUE FUND

                                                                       ---------------------------------------
                                                                       SIX MONTHS ENDED          PERIOD ENDED
                                                                        APRIL 30, 2006            OCTOBER 31,
CLASS A                                                                   (UNAUDITED)                2005 f
                                                                       ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...................................    $  9.80                 $ 10.00
                                                                            -------------------------------
Income from investment operations:

 Net investment income a ...............................................       0.03                    0.01

 Net realized and unrealized gains (losses) ............................       1.25                   (0.21)
                                                                            -------------------------------
Total from investment operations .......................................       1.28                   (0.20)
                                                                            -------------------------------
Less distributions from net investment income ..........................      (0.06)                     --
                                                                            -------------------------------
Redemption fees ........................................................         -- d                    -- d
                                                                            -------------------------------
Net asset value, end of period .........................................    $ 11.02                 $  9.80
                                                                            ===============================

Total return b .........................................................      13.11%                  (2.00)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................................    $28,804                 $11,804

Ratios to average net assets:

 Expenses before waiver and payments by affiliate c ....................       1.78%                   2.57%

 Expenses net of waiver and payments by affiliate c ....................       1.40% e                 1.40%

 Net investment income c ...............................................       0.51%                   0.37%

Portfolio turnover rate ................................................       4.14%                   0.00%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.

f For the period July 1, 2005 (commencement of operations) to October 31, 2005.


68 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND (CONTINUED)

                                                                    -------------------------------------
                                                                    SIX MONTHS ENDED         PERIOD ENDED
                                                                     APRIL 30, 2006           OCTOBER 31,
CLASS C                                                                (UNAUDITED)               2005 f
                                                                    -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............................      $ 9.78                 $10.00
                                                                         -----------------------------

Income from investment operations:

 Net investment income (loss) a ...................................       (0.01)                 (0.01)

 Net realized and unrealized gains (losses) .......................        1.26                  (0.21)
                                                                         -----------------------------
Total from investment operations ..................................        1.25                  (0.22)
                                                                         -----------------------------
Less distributions from net investment income .....................       (0.05)                    --
                                                                         -----------------------------
Redemption fees ...................................................          -- d                   -- d
                                                                         -----------------------------
Net asset value, end of period ....................................      $10.98                 $ 9.78
                                                                         =============================

Total return b ....................................................       12.77%                 (2.20)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................................      $7,135                 $3,275

Ratios to average net assets:

 Expenses before waiver and payments by affiliate c ...............        2.43%                  3.22%

 Expenses net of waiver and payments by affiliate c ...............        2.05% e                2.05%

 Net investment income (loss) c ...................................       (0.14)%                (0.28)%

Portfolio turnover rate ...........................................        4.14%                  0.00%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.

f For the period July 1, 2005 (commencement of operations) to October 31, 2005.


                     Semiannual Report | See notes to financial statements. | 69

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND (CONTINUED)

                                                                  -------------------------------------
                                                                  SIX MONTHS ENDED         PERIOD ENDED
                                                                   APRIL 30, 2006           OCTOBER 31,
CLASS R                                                              (UNAUDITED)              2005 f
                                                                  -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............................      $ 9.80                 $10.00
                                                                       -----------------------------
Income from investment operations:

 Net investment income a ........................................        0.02                   0.01

 Net realized and unrealized gains (losses) .....................        1.25                  (0.21)
                                                                       -----------------------------
Total from investment operations ................................        1.27                  (0.20)
                                                                       -----------------------------
Less distributions from net investment income ...................       (0.06)                    --
                                                                       -----------------------------
Redemption fees .................................................          -- d                   -- d
                                                                       -----------------------------
Net asset value, end of period ..................................      $11.01                 $ 9.80
                                                                       =============================

Total return b ..................................................       12.98%                 (2.00)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............................      $   96                 $   36

Ratios to average net assets:

 Expenses before waiver and payments by affiliate c .............        1.94%                  2.72%

 Expenses net of waiver and payments by affiliate c .............        1.56% e                1.55%

 Net investment income c ........................................        0.35%                  0.22%

Portfolio turnover rate .........................................        4.14%                  0.00%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.

f For the period July 1, 2005 (commencement of operations) to October 31, 2005.


70 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND (CONTINUED)

                                                                   --------------------------------------
                                                                   SIX MONTHS ENDED        PERIOD ENDED
                                                                    APRIL 30, 2006           OCTOBER 31,
ADVISOR CLASS                                                         (UNAUDITED)              2005 f
                                                                   --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............................     $ 9.81                 $10.00
                                                                        -----------------------------
Income from investment operations:

 Net investment income a ..........................................       0.05                   0.03

 Net realized and unrealized gains (losses) .......................       1.26                  (0.22)
                                                                        -----------------------------
Total from investment operations ..................................       1.31                  (0.19)
                                                                        -----------------------------
Less distributions from net investment income .....................      (0.07)                    --
                                                                        -----------------------------
Redemption fees ...................................................         -- d                   -- d
                                                                        -----------------------------
Net asset value, end of period ....................................     $11.05                 $ 9.81
                                                                        =============================

Total return b ....................................................      13.39%                 (1.90)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................................     $  740                 $  434

Ratios to average net assets:

 Expenses before waiver and payments by affiliate c ...............       1.43%                  2.22%

 Expenses net of waiver and payments by affiliate c ...............       1.05% e                1.05%

 Net investment income c ..........................................       0.86%                  0.72%

Portfolio turnover rate ...........................................       4.14%                  0.00%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Annualized.

d Amount is less than $0.01 per share.

e Benefit of expense reduction is less than 0.01%.

f For the period July 1, 2005 (commencement of operations) to October 31, 2005.


                     Semiannual Report | See notes to financial statements. | 71

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------
  FRANKLIN MIDCAP VALUE FUND                                                         SHARES               VALUE
------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 95.9%
  CONSUMER DURABLES 10.0%
  Hasbro Inc. ............................................................            26,200         $     516,402
  Leggett & Platt Inc. ...................................................            21,600               573,048
  Lennar Corp., A ........................................................             6,300               346,059
  M.D.C. Holdings Inc. ...................................................             8,600               496,908
  Pulte Homes Inc. .......................................................             8,900               332,415
  The Stanley Works ......................................................            26,700             1,395,075
                                                                                                     -------------
                                                                                                         3,659,907
                                                                                                     -------------
  CONSUMER NON-DURABLES 8.7%
  Alberto-Culver Co. .....................................................            32,200             1,448,034
  McCormick & Co. Inc. ...................................................            26,700               929,961
a NBTY Inc. ..............................................................            16,100               364,665
a Timberland Co., A ......................................................            13,500               459,675
                                                                                                     -------------
                                                                                                         3,202,335
                                                                                                     -------------
  CONSUMER SERVICES 2.3%
  Gannett Co. Inc. .......................................................            15,400               847,000
                                                                                                     -------------
  DISTRIBUTION SERVICES 1.2%
  W.W. Grainger Inc. .....................................................             5,700               438,444
                                                                                                     -------------
  ENERGY MINERALS 0.8%
  Pioneer Natural Resources Co. ..........................................             7,100               304,022
                                                                                                     -------------
  FINANCE/RENTAL/LEASING 2.2%
  CIT Group Inc. .........................................................            15,200               820,952
                                                                                                     -------------
  HEALTH SERVICES 1.0%
a LifePoint Hospitals Inc. ...............................................            11,000               348,700
                                                                                                     -------------
  HEALTH TECHNOLOGY 4.0%
  Hillenbrand Industries Inc. ............................................            18,100               929,616
a Watson Pharmaceuticals Inc. ............................................            19,400               551,736
                                                                                                     -------------
                                                                                                         1,481,352
                                                                                                     -------------
  INDUSTRIAL SERVICES 3.4%
  ENSCO International Inc. ...............................................            16,200               866,538
a Helix Energy Solutions Group Inc. ......................................             9,400               364,908
                                                                                                     -------------
                                                                                                         1,231,446
                                                                                                     -------------
  INSURANCE BROKERS/SERVICES 0.4%
  Arthur J. Gallagher & Co. ..............................................             4,800               131,712
                                                                                                     -------------
  LIFE/HEALTH INSURANCE 2.2%
  American National Insurance Co. ........................................             2,100               250,425
  Protective Life Corp. ..................................................            11,000               554,400
                                                                                                     -------------
                                                                                                           804,825
                                                                                                     -------------


72 | Semiannual Report

Franklin Value Investors Trust

-----------------------------------------------------------------------------------------------------------------
FRANKLIN MIDCAP VALUE FUND                                                           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NON-ENERGY MINERALS 1.8%
Nucor Corp. ..............................................................            2,800         $     304,696
United States Steel Corp. ................................................            5,400               369,900
                                                                                                    -------------
                                                                                                          674,596
                                                                                                    -------------
PROCESS INDUSTRIES 10.5%
Airgas Inc. ..............................................................            9,900               400,455
Bemis Co. Inc. ...........................................................           13,300               418,418
Bunge Ltd. ...............................................................           18,200               970,970
Cabot Corp. ..............................................................           11,800               424,800
MeadWestvaco Corp. .......................................................           35,700             1,017,807
Sigma-Aldrich Corp. ......................................................            9,400               644,934
                                                                                                    -------------
                                                                                                        3,877,384
                                                                                                    -------------
PRODUCER MANUFACTURING 13.8%
Autoliv Inc. (Sweden) ....................................................           16,400               906,920
Carlisle Cos. Inc. .......................................................            5,700               481,650
Dover Corp. ..............................................................           20,700             1,029,825
Graco Inc. ...............................................................           11,800               551,650
Oshkosh Truck Corp. ......................................................           16,300               997,560
Roper Industries Inc. ....................................................           23,100             1,096,326
                                                                                                    -------------
                                                                                                        5,063,931
                                                                                                    -------------
PROPERTY-CASUALTY INSURANCE 7.4%
Cincinnati Financial Corp. ...............................................           10,000               426,400
Erie Indemnity Co., A ....................................................           28,600             1,456,598
Mercury General Corp. ....................................................            3,600               192,132
Montpelier Re Holdings Ltd. (Bermuda) ....................................            8,000               129,200
Old Republic International Corp. .........................................           23,875               531,219
                                                                                                    -------------
                                                                                                        2,735,549
                                                                                                    -------------
REGIONAL BANKS 2.4%
Mercantile Bankshares Corp. ..............................................           23,150               869,977
                                                                                                    -------------
RETAIL TRADE 4.4%
American Eagle Outfitters Inc. ...........................................           23,300               754,920
Dollar General Corp. .....................................................           19,400               338,724
Family Dollar Stores Inc. ................................................           20,600               515,000
                                                                                                    -------------
                                                                                                        1,608,644
                                                                                                    -------------
SPECIALTY INSURANCE 8.0%
Assurant Inc. ............................................................           27,700             1,334,309
MGIC Investment Corp. ....................................................            8,200               579,740
The PMI Group Inc. .......................................................           10,400               479,960
Radian Group Inc. ........................................................            8,500               533,120
                                                                                                    -------------
                                                                                                        2,927,129
                                                                                                    -------------


                                                          Semiannual Report | 73

Franklin Value Investors Trust

-----------------------------------------------------------------------------------------------------------------------
 FRANKLIN MIDCAP VALUE FUND                                                                    SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
 TRANSPORTATION 7.8%
 J.B. Hunt Transport Services Inc. ...................................................         62,800       $ 1,496,524
 Overseas Shipholding Group Inc. .....................................................         19,000           927,770
 Teekay Shipping Corp. (Bahamas) .....................................................         11,900           457,793
                                                                                                            -----------
                                                                                                              2,882,087
                                                                                                            -----------
  UTILITIES 3.6%
  Atmos Energy Corp. .................................................................         35,100           931,554
  Northeast Utilities ................................................................         20,000           403,000
                                                                                                            -----------
                                                                                                              1,334,554
                                                                                                            -----------
  TOTAL COMMON STOCKS (COST $33,199,396) .............................................                       35,244,546
                                                                                                            -----------
  SHORT TERM INVESTMENT (COST $2,037,632) 5.5%
  MONEY MARKET FUND 5.5%
b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% ...............      2,037,632         2,037,632
                                                                                                            -----------
  TOTAL INVESTMENTS (COST $35,237,028) 101.4% ........................................                       37,282,178
  OTHER ASSETS, LESS LIABILITIES (1.4)% ..............................................                         (507,794)
                                                                                                            -----------
  NET ASSETS 100.0% ..................................................................                      $36,774,384
                                                                                                            ===========

a Non-income producing.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


74 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP VALUE FUND

                                                -----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 APRIL 30, 2006                             YEAR ENDED OCTOBER 31,
CLASS A                                            (UNAUDITED)            2005         2004          2003          2002        2001
                                                -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........    $   39.41         $  34.37     $  28.19      $  22.15      $  22.49     $ 20.86
                                                    -------------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ................         0.07             0.15         0.30         (0.02)         0.02        0.09

 Net realized and unrealized gains (losses) ....         7.25             5.15         5.88          6.06         (0.33)       1.59
                                                    -------------------------------------------------------------------------------
Total from investment operations ...............         7.32             5.30         6.18          6.04         (0.31)       1.68
                                                    -------------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................        (0.10)           (0.26)          --            --            --       (0.05)

 Tax return of capital .........................           --               --           --            --         (0.03)         --

 Net realized gains ............................        (0.91)              --           --            --            --          --
                                                    -------------------------------------------------------------------------------
Total distributions ............................        (1.01)           (0.26)          --            --         (0.03)      (0.05)
                                                    -------------------------------------------------------------------------------
Redemption fees ................................           -- c             -- c         -- c          --            --          --
                                                    -------------------------------------------------------------------------------
Net asset value, end of period .................    $   45.72         $  39.41     $  34.37      $  28.19      $  22.15     $ 22.49
                                                    ===============================================================================

Total return b .................................        18.87%           15.46%       21.92%        27.27%        (1.41)%      8.06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............    $ 661,655         $486,563     $296,000      $200,181      $140,202     $95,029

Ratios to average net assets:

 Expenses ......................................         1.21% d,e        1.29% e      1.35% e       1.44%         1.37%       1.36%

 Net investment income (loss) ..................         0.33% d          0.39%        0.95%        (0.07)%        0.09%       0.37%

Portfolio turnover rate ........................        11.18%           12.73%       17.38%        14.14%        12.74%      43.33%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 75

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                ----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 APRIL 30, 2006                            YEAR ENDED OCTOBER 31,
CLASS B                                            (UNAUDITED)             2005         2004          2003        2002       2001
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............   $   38.00           $ 33.20      $ 27.41      $ 21.67      $ 22.13     $ 20.61
                                                    ------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a .................       (0.07)            (0.09)        0.09        (0.17)       (0.14)      (0.07)

 Net realized and unrealized gains (losses) .....        6.98              4.97         5.70         5.91        (0.32)       1.59
                                                    ------------------------------------------------------------------------------
Total from investment operations ................        6.91              4.88         5.79         5.74        (0.46)       1.52
                                                    ------------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................          --             (0.08)          --           --           --          --

 Net realized gains .............................       (0.91)               --           --           --           --          --
                                                    ------------------------------------------------------------------------------
Total distributions .............................       (0.91)            (0.08)          --           --           --          --
                                                    ------------------------------------------------------------------------------
Redemption fees .................................          -- c              -- c         -- c         --           --          --
                                                    ------------------------------------------------------------------------------
Net asset value, end of period ..................   $   44.00           $ 38.00      $ 33.20      $ 27.41      $ 21.67     $ 22.13
                                                    ==============================================================================

Total return b ..................................       18.52%            14.68%       21.12%       26.49%       (2.08)%      7.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............   $  88,043           $76,575      $65,551      $47,551      $29,535     $11,220

Ratios to average net assets:

 Expenses .......................................        1.88% d,e         1.94% e      2.00% e      2.09%        2.02%       2.02%

 Net investment income (loss) ...................       (0.34)% d         (0.26)%       0.30%       (0.72)%      (0.56)%     (0.32)%

Portfolio turnover rate .........................       11.18%            12.73%       17.38%       14.14%       12.74%      43.33%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


76 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                ----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                 APRIL 30, 2006                            YEAR ENDED OCTOBER 31,
CLASS C                                            (UNAUDITED)          2005           2004         2003        2002          2001
                                                ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............   $  37.63        $  32.86       $  27.13     $  21.46     $ 21.90       $ 20.40
                                                    ------------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a .................      (0.07)          (0.09)          0.08        (0.17)      (0.13)        (0.07)

 Net realized and unrealized gains (losses) .....       6.91            4.92           5.65         5.84       (0.31)         1.57
                                                    ------------------------------------------------------------------------------
Total from investment operations ................       6.84            4.83           5.73         5.67       (0.44)         1.50
                                                    ------------------------------------------------------------------------------

Less distributions from:

 Net investment income ..........................         --           (0.06)            --           --          --            --

 Net realized gains .............................      (0.91)             --             --           --          --            --
                                                    ------------------------------------------------------------------------------
Total distributions .............................      (0.91)          (0.06)            --           --          --            --
                                                    ------------------------------------------------------------------------------
Redemption fees .................................         -- c            -- c           -- c         --          --            --
                                                    ------------------------------------------------------------------------------

Net asset value, end of period ..................   $  43.56        $  37.63       $  32.86     $  27.13     $ 21.46       $ 21.90
                                                    ------------------------------------------------------------------------------

Total return b ..................................      18.51%          14.69%         21.12%       26.42%      (2.01)%        7.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............   $236,275        $186,490       $136,805     $109,353     $81,186       $51,313

Ratios to average net assets:

 Expenses .......................................       1.88% d,e       1.94% e        2.00% e      2.10%       1.99%         2.01%

 Net investment income (loss) ...................      (0.34)% d       (0.26)%         0.30%       (0.73)%     (0.53)%       (0.29)%

Portfolio turnover rate .........................      11.18%          12.73%         17.38%       14.14%      12.74%        43.33%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 77

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                        ------------------------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                          APRIL 30, 2006                       YEAR ENDED OCTOBER 31,
CLASS R                                                    (UNAUDITED)             2005           2004          2003      2002 g
                                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................     $   39.22           $ 34.24        $ 28.13        $22.14      $23.34
                                                            --------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) a .......................          0.03              0.09           0.31         (0.07)      (0.04)

 Net realized and unrealized gains (losses) ...........          7.22              5.14           5.80          6.06       (1.16)
                                                            --------------------------------------------------------------------
Total from investment operations ......................          7.25              5.23           6.11          5.99       (1.20)
                                                            --------------------------------------------------------------------
Less distributions from:

 Net investment income ................................            -- c           (0.25)            --            --          --

 Net realized gains ...................................         (0.91)               --             --            --          --
                                                            --------------------------------------------------------------------
Total distributions ...................................         (0.91)            (0.25)            --            --          --
                                                            --------------------------------------------------------------------
Redemption fees .......................................            -- d              -- d           -- d          --          --
                                                            --------------------------------------------------------------------
Net asset value, end of period ........................     $   45.56           $ 39.22        $ 34.24        $28.13      $22.14
                                                            ====================================================================

Total return b ........................................         18.79%            15.24%         21.72%        27.06%      (5.14)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................     $  46,585           $31,550        $24,951        $6,914      $1,097

Ratios to average net assets:

 Expenses .............................................          1.38% e,f         1.44% f        1.50% f       1.59%       1.52% e

 Net investment income (loss) .........................          0.16% e           0.24%          0.80%        (0.22)%     (0.06)% e

Portfolio turnover rate ...............................         11.18%            12.73%         17.38%        14.14%      12.74%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c Includes a dividend distribution in the amount of $0.0025.

d Amount is less than $0.01 per share.

e Annualized.

f Benefit of expense reduction is less than 0.01%.

g For the period August 1, 2002 (effective date) to October 31, 2002.


78 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2006                         YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                       (UNAUDITED)             2005         2004         2003         2002       2001
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............    $   40.42          $ 35.21      $ 28.78      $ 22.53      $ 22.82     $21.13
                                                      ----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .........................         0.14             0.29         0.44         0.07         0.10       0.17

 Net realized and unrealized gains (losses) ......         7.42             5.28         5.99         6.18        (0.34)      1.62
                                                      ----------------------------------------------------------------------------
Total from investment operations .................         7.56             5.57         6.43         6.25        (0.24)      1.79
                                                      ----------------------------------------------------------------------------
Less distributions from:

 Net investment income ...........................        (0.23)           (0.36)          --           --           --      (0.10)

 Tax return of capital ...........................           --               --           --           --        (0.05)        --

 Net realized gains ..............................        (0.91)              --           --           --           --         --
                                                      ----------------------------------------------------------------------------
Total distributions ..............................        (1.14)           (0.36)          --           --        (0.05)     (0.10)
                                                      ----------------------------------------------------------------------------
Redemption fees ..................................           -- c             -- c         -- c         --           --         --
                                                      ----------------------------------------------------------------------------
Net asset value, end of period ...................    $   46.84          $ 40.42      $ 35.21      $ 28.78      $ 22.53     $22.82
                                                      ============================================================================

Total return b ...................................        19.08%           15.84%       22.34%       27.74%       (1.07)%     8.43%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................    $  48,883          $37,852      $26,701      $13,089      $ 9,586     $4,622

Ratios to average net assets:

 Expenses ........................................         0.88% d,e        0.94% e      1.00% e      1.09%        1.02%      1.02%

 Net investment income ...........................         0.66% d          0.74%        1.30%        0.28%        0.44%      0.70%

Portfolio turnover rate ..........................        11.18%           12.73%       17.38%       14.14%       12.74%     43.33%

a Based on average daily shares outstanding.

b Total return is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.


                     Semiannual Report | See notes to financial statements. | 79

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP VALUE FUND                                                           SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 85.8%
  COMMON STOCKS 85.7%
  COMMERCIAL SERVICES 0.4%
  ABM Industries Inc. ..........................................................          231,700         $   3,985,240
                                                                                                          -------------
  CONSUMER DURABLES 9.5%
  Bassett Furniture Industries Inc. ............................................          135,000             2,489,400
  Briggs & Stratton Corp. ......................................................          356,500            12,028,310
  D.R. Horton Inc. .............................................................           75,000             2,251,500
  Ethan Allen Interiors Inc. ...................................................          241,000            10,818,490
  Hooker Furniture Corp. .......................................................          301,000             5,622,680
a La-Z-Boy Inc. ................................................................          588,500             9,015,820
  M/I Homes Inc. ...............................................................          321,400            13,874,838
  Monaco Coach Corp. ...........................................................          669,500             9,319,440
b Russ Berrie and Co. Inc. .....................................................          396,800             5,257,600
  Thor Industries Inc. .........................................................          418,500            21,125,880
  Winnebago Industries Inc. ....................................................          373,000            10,984,850
                                                                                                          -------------
                                                                                                            102,788,808
                                                                                                          -------------
  CONSUMER NON-DURABLES 4.0%
b Alliance One International Inc. ..............................................          387,000             1,695,060
  Brown Shoe Co. Inc. ..........................................................          390,000            14,831,700
  Lancaster Colony Corp. .......................................................           60,000             2,463,000
b NBTY Inc. ....................................................................          481,300            10,901,445
  Russell Corp. ................................................................          294,100             5,323,210
b Timberland Co., A ............................................................          181,000             6,163,050
b The Warnaco Group Inc. .......................................................           65,400             1,457,112
                                                                                                          -------------
                                                                                                             42,834,577
                                                                                                          -------------
  CONSUMER SERVICES 1.2%
b Aztar Corp. ..................................................................           66,000             3,135,000
  Bob Evans Farms Inc. .........................................................           48,000             1,386,240
  Intrawest Corp. (Canada) .....................................................          245,000             8,795,500
                                                                                                          -------------
                                                                                                             13,316,740
                                                                                                          -------------
  ELECTRONIC TECHNOLOGY 1.7%
b Avocent Corp. ................................................................          269,900             7,271,106
  Cohu Inc. ....................................................................          380,935             7,310,143
  Diebold Inc. .................................................................           95,000             4,042,250
                                                                                                          -------------
                                                                                                             18,623,499
                                                                                                          -------------
  ENERGY MINERALS 4.7%
  Arch Coal Inc. ...............................................................          142,300            13,517,077
  CONSOL Energy Inc. ...........................................................          164,600            14,017,336
  Peabody Energy Corp. .........................................................          308,000            19,668,880
  Pioneer Natural Resources Co. ................................................           90,000             3,853,800
                                                                                                          -------------
                                                                                                             51,057,093
                                                                                                          -------------
  FINANCE/RENTAL/LEASING 0.6%
b Dollar Thrifty Automotive Group Inc. .........................................          140,000             6,815,200
                                                                                                          -------------


80 | Semiannual Report

Franklin Value Investors Trust

-----------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP VALUE FUND                                                           SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  HEALTH SERVICES 0.5%
  Pharmaceutical Product Development Inc. ......................................          141,500         $   5,075,605
                                                                                                          -------------
  HEALTH TECHNOLOGY 1.7%
b Adams Respiratory Therapeutics Inc. ..........................................           12,600               540,414
  STERIS Corp. .................................................................          401,600             9,244,832
  West Pharmaceutical Services Inc. ............................................          226,700             8,075,054
                                                                                                          -------------
                                                                                                             17,860,300
                                                                                                          -------------
  INDUSTRIAL SERVICES 5.2%
b Atwood Oceanics Inc. .........................................................          105,000             5,601,750
b Bristow Group Inc. ...........................................................          113,000             4,054,440
b EMCOR Group Inc. .............................................................          186,000             9,309,300
  ENSCO International Inc. .....................................................           69,000             3,690,810
b Global Industries Ltd. .......................................................          295,000             4,681,650
b Lone Star Technologies Inc. ..................................................          200,000            10,602,000
b Oil States International Inc. ................................................          194,700             7,860,039
  Rowan Cos. Inc. ..............................................................          235,800            10,453,014
                                                                                                          -------------
                                                                                                             56,253,003
                                                                                                          -------------
  INSURANCE BROKERS/SERVICES 0.5%
  Arthur J. Gallagher & Co. ....................................................          215,000             5,899,600
                                                                                                          -------------
  LIFE/HEALTH INSURANCE 1.6%
  American National Insurance Co. ..............................................           56,800             6,773,400
  Presidential Life Corp. ......................................................           65,000             1,602,250
  Protective Life Corp. ........................................................           82,500             4,158,000
  StanCorp Financial Group Inc. ................................................           90,000             4,440,600
                                                                                                          -------------
                                                                                                             16,974,250
                                                                                                          -------------
  NON-ENERGY MINERALS 4.7%
  Reliance Steel & Aluminum Co. ................................................          217,491            19,345,824
  Steel Dynamics Inc. ..........................................................          387,200            24,176,768
  United States Steel Corp. ....................................................          114,400             7,836,400
                                                                                                          -------------
                                                                                                             51,358,992
                                                                                                          -------------
  PROCESS INDUSTRIES 8.9%
  Airgas Inc. ..................................................................          295,600            11,957,020
  AptarGroup Inc. ..............................................................          131,000             6,865,710
  Bowater Inc. .................................................................          226,900             6,187,563
  Bunge Ltd. ...................................................................          203,000            10,830,050
  Cabot Corp. ..................................................................          283,200            10,195,200
  Glatfelter ...................................................................          508,400             9,517,248
b Mercer International Inc. (Germany) ..........................................          465,000             4,185,000
  Mine Safety Appliances Co. ...................................................          357,500            14,943,500
  RPM International Inc. .......................................................          681,000            12,530,400
  Westlake Chemical Corp. ......................................................          299,700             9,095,895
                                                                                                          -------------
                                                                                                             96,307,586
                                                                                                          -------------
  PRODUCER MANUFACTURING 18.0%
  A.O. Smith Corp. .............................................................          115,500             5,477,010
  American Woodmark Corp. ......................................................          312,300            10,855,548


                                                          Semiannual Report | 81

Franklin Value Investors Trust

-----------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP VALUE FUND                                                           SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  PRODUCER MANUFACTURING (CONTINUED)
  Apogee Enterprises Inc. ......................................................          708,871        $  11,504,976
  Baldor Electric Co. ..........................................................              500               16,600
  Carlisle Cos. Inc. ...........................................................           91,700            7,748,650
  CIRCOR International Inc. ....................................................          250,000            7,575,000
  CNH Global NV (Netherlands) ..................................................          174,000            4,654,500
b Genlyte Group Inc. ...........................................................          120,000            8,269,200
  Gibraltar Industries Inc. ....................................................          425,100           11,813,529
  Graco Inc. ...................................................................          395,300           18,480,275
  JLG Industries Inc. ..........................................................          138,000            3,957,840
  Kennametal Inc. ..............................................................          215,000           13,297,750
b Mettler-Toledo International Inc. (Switzerland) ..............................          165,000           10,692,000
  Mueller Industries Inc. ......................................................          496,000           18,788,480
  Nordson Corp. ................................................................           69,400            3,709,430
b Powell Industries Inc. .......................................................          107,900            2,653,261
  Roper Industries Inc. ........................................................          300,000           14,238,000
a Superior Industries International Inc. .......................................          455,400            8,570,628
  Teleflex Inc. ................................................................          125,000            8,155,000
  Timken Co. ...................................................................           69,600            2,429,040
  Wabash National Corp. ........................................................          825,500           14,941,550
  Watts Water Technologies Inc., A .............................................          204,300            6,989,103
                                                                                                         -------------
                                                                                                           194,817,370
                                                                                                         -------------
  PROPERTY-CASUALTY INSURANCE 4.6%
  Aspen Insurance Holdings Ltd. ................................................          662,500           16,131,875
  Harleysville Group Inc. ......................................................           25,000              750,000
  IPC Holdings Ltd. ............................................................          524,000           13,975,080
  Montpelier Re Holdings Ltd. (Bermuda) ........................................          697,500           11,264,625
  RLI Corp. ....................................................................          162,100            8,040,160
                                                                                                         -------------
                                                                                                            50,161,740
                                                                                                         -------------
  REAL ESTATE INVESTMENT TRUSTS 0.6%
  Arbor Realty Trust Inc. ......................................................          253,500            6,565,650
                                                                                                         -------------
  REGIONAL BANKS 0.6%
  Chemical Financial Corp. .....................................................            9,823              285,948
  Peoples Bancorp Inc. .........................................................          194,700            5,895,516
                                                                                                         -------------
                                                                                                             6,181,464
                                                                                                         -------------
  RETAIL TRADE 9.4%
  American Eagle Outfitters Inc. ...............................................           60,000            1,944,000
  Casey's General Stores Inc. ..................................................          609,000           13,026,510
  Christopher & Banks Corp. ....................................................          365,000            9,643,300
  Dillard's Inc., A ............................................................          227,000            5,920,160
b Gymboree Corp. ...............................................................          440,000           13,235,200


82 | Semiannual Report

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP VALUE FUND                                                           SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  RETAIL TRADE (CONTINUED)
b Hot Topic Inc. ...............................................................           574,300       $   8,516,869
  The Men's Wearhouse Inc. .....................................................           168,000           5,953,920
  Pier 1 Imports Inc. ..........................................................           523,500           6,318,645
  Regis Corp. ..................................................................           480,600          16,854,642
  Tuesday Morning Corp. ........................................................           518,300           9,821,785
b West Marine Inc. .............................................................           652,000           9,636,560
b Zale Corp. ...................................................................            46,200           1,138,830
                                                                                                         -------------
                                                                                                           102,010,421
                                                                                                         -------------
  SAVINGS BANKS 0.3%
  First Indiana Corp. ..........................................................           118,750           3,035,250
                                                                                                         -------------
  SPECIALTY INSURANCE 0.3%
  The PMI Group Inc. ...........................................................            60,000           2,769,000
                                                                                                         -------------
  TECHNOLOGY SERVICES 0.8%
  Reynolds and Reynolds Co., A .................................................           279,600           8,315,304
                                                                                                         -------------
  TRANSPORTATION 4.8%
b Genesee & Wyoming Inc. .......................................................           329,250          10,789,523
b Kansas City Southern .........................................................           231,900           5,635,170
  OMI Corp. ....................................................................           301,600           5,814,848
  Overseas Shipholding Group Inc. ..............................................           185,000           9,033,550
  SkyWest Inc. .................................................................           341,300           8,044,441
  Teekay Shipping Corp. (Bahamas) ..............................................           189,000           7,270,830
  Tidewater Inc. ...............................................................            90,000           5,241,600
                                                                                                         -------------
                                                                                                            51,829,962
                                                                                                         -------------
  UTILITIES 1.1%
  Atmos Energy Corp. ...........................................................           145,400           3,858,916
b Sierra Pacific Resources .....................................................           540,700           7,634,684
                                                                                                         -------------
                                                                                                            11,493,600
                                                                                                         -------------
  TOTAL COMMON STOCKS (COST $640,374,930) ......................................                           926,330,254
                                                                                                         -------------

                                                                                    ----------------
                                                                                    PRINCIPAL AMOUNT
                                                                                    ----------------
  BOND (COST $1,301,472) 0.1%
  PRODUCER MANUFACTURING 0.1%
  Mueller Industries Inc., 6.00%, 11/01/14 .....................................       $ 1,319,000           1,246,455
                                                                                                         -------------
  TOTAL LONG TERM INVESTMENTS (COST $641,676,402) ..............................                           927,576,709
                                                                                                         -------------
                                                                                    ----------------
                                                                                         SHARES
                                                                                    ----------------
  SHORT TERM INVESTMENTS 16.1%
  MONEY MARKET FUND (COST $154,926,324) 14.3%
c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.50% .........       154,926,324         154,926,324
                                                                                                         -------------


                                                          Semiannual Report | 83

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN SMALL CAP VALUE FUND                                                                PRINCIPAL AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
d,e INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 1.8%
    REPURCHASE AGREEMENTS 1.8%
    Banc of America Securities LLC, 4.78%, 5/01/06 (Maturity Value $5,001,992)
      Collateralized by U.S. Government Agency Securities, 5.00% - 6.00%,
       9/01/33 - 6/01/35 .....................................................................     $  5,000,000    $    5,000,000
    Citigroup Global Markets Inc., 4.77%, 05/01/06 (Maturity Value $5,001,988)
      Collateralized by U.S. Government Agency Securities, 0.875% - 11.25%,
       4/29/06 - 8/06/38; f U.S. Government Agency Discount Notes, 5/01/06 - 5/15/30 .........        5,000,000         5,000,000
    Deutsche Bank Securities Inc., 4.79%, 5/01/06 (Maturity Vallue $1,641,655)
      Collateralized by U.S. Government Agency Securities, 3.148% - 6.00%,
       9/01/18 - 11/01/40 ....................................................................        1,641,000         1,641,000
    Goldman Sachs & Co., 4.77%, 5/01/06 (Maturity Value $4,001,590)
      Collateralized by U.S. Government Agency Securities, 5.75% - 7.25%,
       1/15/10 - 4/11/16 .....................................................................        4,000,000         4,000,000
    JP Morgan Securities Inc., 4.78%, 5/01/06 (Maturity Value $4,001,593)
      Collateralized by U.S. Government Agency Securities, 4.00% - 5.76%,
       12/01/11 - 3/01/36 ....................................................................        4,000,000         4,000,000
                                                                                                                   --------------
    TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
      (COST $19,641,000) .....................................................................                         19,641,000
                                                                                                                   --------------
    TOTAL SHORT TERM INVESTMENTS (COST $174,567,324) .........................................                        174,567,324
                                                                                                                   --------------
    TOTAL INVESTMENTS (COST $816,243,726) 101.9% .............................................                      1,102,144,033
    OTHER ASSETS, LESS LIABILITIES (1.9)% ....................................................                        (20,702,815)
                                                                                                                   --------------
    NET ASSETS 100.0% ........................................................................                     $1,081,441,218
                                                                                                                   ==============

a A portion or all of the security is on loan as of April 30, 2006. See Note
1(e).

b Non-income producing.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

d See Note 1(e) regarding securities on loan.

e See Note 1(c) regarding repurchase agreements.

f The security is traded on a discount basis with no stated coupon rate.


84 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2006 (unaudited)

                                                                   ----------------------------------------------------------
                                                                       FRANKLIN             FRANKLIN              FRANKLIN
                                                                    BALANCE SHEET           LARGE CAP             MICROCAP
                                                                   INVESTMENT FUND          VALUE FUND           VALUE FUND
                                                                   ----------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ................................     $1,988,081,067        $  199,121,766        $  148,309,332
  Cost - Non-controlled affiliated issuers (Note 8) ..........        171,310,676                    --            63,354,548
  Cost - Sweep Money Fund (Note 7) ...........................        190,044,410            28,262,114            84,110,991
  Cost - Repurchase agreements ...............................        588,638,215                    --                    --
                                                                   ----------------------------------------------------------
  Total cost of investments ..................................     $2,938,074,368        $  227,383,880        $  295,774,871
                                                                   ==========================================================
  Value - Unaffiliated issuers ...............................     $4,179,689,395        $  237,040,228        $  309,605,701
  Value - Non-controlled affiliated issuers (Note 8) .........        205,698,636                    --            98,015,529
  Value - Sweep Money Fund (Note 7) ..........................        190,044,410            28,262,114            84,110,991
  Value - Repurchase agreements ..............................        588,638,215                    --                    --
                                                                   ----------------------------------------------------------
  Total value of investments .................................      5,164,070,656           265,302,342           491,732,221
 Receivables:
  Investment securities sold .................................         49,123,728             1,599,426               805,708
  Capital shares sold ........................................          8,500,650               766,106               498,604
  Dividends and interest .....................................          2,299,824               306,403               268,051
                                                                   ----------------------------------------------------------
        Total assets .........................................      5,223,994,858           267,974,277           493,304,584
                                                                   ----------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ............................          5,938,714             2,132,170                    --
  Capital shares redeemed ....................................          9,110,715               420,670               858,951
  Affiliates .................................................          3,342,586               300,261               406,974
 Unaffiliated transfer agent fees ............................          2,640,432                28,794                82,463
 Accrued expenses and other liabilities ......................            245,852                40,137                43,652
                                                                   ----------------------------------------------------------
        Total liabilities ....................................         21,278,299             2,922,032             1,392,040
                                                                   ----------------------------------------------------------
          Net assets, at value ...............................     $5,202,716,559        $  265,052,245        $  491,912,544
                                                                   ==========================================================
Net assets consist of:
 Paid-in capital .............................................     $2,761,355,708        $  215,549,174        $  278,335,618
 Undistributed net investment income .........................          7,240,416               834,706             2,882,503
 Net unrealized appreciation (depreciation) ..................      2,225,996,288            37,918,462           195,957,350
 Accumulated net realized gain (loss) ........................        208,124,147            10,749,903            14,737,073
                                                                   ----------------------------------------------------------
          Net assets, at value ...............................     $5,202,716,559        $  265,052,245        $  491,912,544
                                                                   ==========================================================


                     Semiannual Report | See notes to financial statements. | 85

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2006 (unaudited)

                                                                              ----------------------------------------------------
                                                                                 FRANKLIN          FRANKLIN           FRANKLIN
                                                                               BALANCE SHEET       LARGE CAP          MICROCAP
                                                                              INVESTMENT FUND      VALUE FUND         VALUE FUND
                                                                              ----------------------------------------------------
CLASS A:
   Net assets, at value .................................................     $4,559,113,269     $  172,456,204     $  486,316,735
                                                                              ====================================================
   Shares outstanding ...................................................         66,591,504         10,999,194         11,839,067
                                                                              ====================================================
   Net asset value per share a ..........................................     $        68.46     $        15.68     $        41.08
                                                                              ====================================================
   Maximum offering price per share (net asset value per share / 94.25%)      $        72.64     $        16.64     $        43.59
                                                                              ====================================================
CLASS B:
   Net assets, at value .................................................     $  134,009,996     $   22,318,979                 --
                                                                              ====================================================
   Shares outstanding ...................................................          1,983,299          1,437,660                 --
                                                                              ====================================================
   Net asset value and maximum offering price per share a ...............     $        67.57     $        15.52                 --
                                                                              ====================================================
CLASS C:
   Net assets, at value .................................................     $  148,501,227     $   60,672,738                 --
                                                                              ====================================================
   Shares outstanding ...................................................          2,194,799          3,908,568                 --
                                                                              ====================================================
   Net asset value and maximum offering price per share a ...............     $        67.66     $        15.52                 --
                                                                              ====================================================
CLASS R:
   Net assets, at value .................................................     $   44,971,415     $    7,863,361                 --
                                                                              ====================================================
   Shares outstanding ...................................................            660,370            505,160                 --
                                                                              ====================================================
   Net asset value and maximum offering price per share a ...............     $        68.10     $        15.57                 --
                                                                              ====================================================
ADVISOR CLASS:
   Net assets, at value .................................................     $  316,120,652     $    1,740,963     $    5,595,809
                                                                              ====================================================
   Shares outstanding ...................................................          4,612,228            111,179            136,043
                                                                              ====================================================
   Net asset value and maximum offering price per share a ...............     $        68.54     $        15.66     $        41.13
                                                                              ====================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Funds.


86 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2006 (unaudited)

                                                                                                 -----------------------------------
                                                                                                     FRANKLIN             FRANKLIN
                                                                                                      MIDCAP             SMALL CAP
                                                                                                    VALUE FUND           VALUE FUND
                                                                                                 -----------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............................................................      $   33,199,396       $  641,676,402
  Cost - Sweep Money Fund (Note 7) ........................................................           2,037,632          154,926,324
  Cost - Repurchase agreements ............................................................                  --           19,641,000
                                                                                                 -----------------------------------
  Total cost of investments ...............................................................      $   35,237,028       $  816,243,726
                                                                                                 -----------------------------------
  Value - Unaffiliated issuers ............................................................      $   35,244,546       $  927,576,709
  Value - Sweep Money Fund (Note 7) .......................................................           2,037,632          154,926,324
  Value - Repurchase agreements ...........................................................                  --           19,641,000
                                                                                                 -----------------------------------
  Total value of investments a ............................................................          37,282,178        1,102,144,033
 Receivables:
  Investment securities sold ..............................................................                  --            2,014,510
  Capital shares sold .....................................................................             448,312            4,810,954
  Dividends and interest ..................................................................              11,839              579,703
 Offering costs ...........................................................................              10,193                   --
                                                                                                 -----------------------------------
        Total assets ......................................................................          37,752,522        1,109,549,200
                                                                                                 -----------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........................................................             826,315            5,103,272
  Capital shares redeemed .................................................................              79,232            2,032,228
  Affiliates ..............................................................................              32,401            1,134,248
 Payable upon return of securities loaned .................................................                  --           19,641,000
 Unaffiliated transfer agent fees .........................................................               5,158               75,259
 Accrued expenses and other liabilities ...................................................              35,032              121,975
                                                                                                 -----------------------------------
        Total liabilities .................................................................             978,138           28,107,982
                                                                                                 -----------------------------------
          Net assets, at value ............................................................      $   36,774,384       $1,081,441,218
                                                                                                 ===================================
Net assets consist of:
 Paid-in capital ..........................................................................      $   34,601,209       $  746,825,401
 Undistributed net investment income (distributions in excess of net investment income) ...             (29,680)             421,953
 Net unrealized appreciation (depreciation) ...............................................           2,045,150          285,900,307
 Accumulated net realized gain (loss) .....................................................             157,705           48,293,557
                                                                                                 -----------------------------------
          Net assets, at value ............................................................      $   36,774,384       $1,081,441,218
                                                                                                 ===================================

a Including securities loaned .............................................................                  --       $   16,193,480


                     Semiannual Report | See notes to financial statements. | 87

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2006 (unaudited)

                                                                                                ------------------------------------
                                                                                                     FRANKLIN            FRANKLIN
                                                                                                      MIDCAP            SMALL CAP
                                                                                                    VALUE FUND         VALUE FUND
                                                                                                ------------------------------------
CLASS A:
 Net assets, at value ....................................................................      $    28,803,730      $   661,655,067
                                                                                                ====================================
 Shares outstanding ......................................................................            2,613,080           14,473,244
                                                                                                ====================================
 Net asset value per share a .............................................................      $         11.02      $         45.72
                                                                                                ====================================
 Maximum offering price per share (net asset value per share / 94.25%) ...................      $         11.69      $         48.51
                                                                                                ====================================
CLASS B:
 Net assets, at value ....................................................................                   --      $    88,042,682
                                                                                                ====================================
 Shares outstanding ......................................................................                   --            2,000,883
                                                                                                ====================================
 Net asset value and maximum offering price per share a ..................................                   --      $         44.00
                                                                                                ====================================
CLASS C:
 Net assets, at value ....................................................................      $     7,134,876      $   236,274,754
                                                                                                ====================================
 Shares outstanding ......................................................................              649,815            5,424,240
                                                                                                ====================================
 Net asset value and maximum offering price per share a ..................................      $         10.98      $         43.56
                                                                                                ====================================
CLASS R:
 Net assets, at value ....................................................................      $        96,060      $    46,585,236
                                                                                                ====================================
 Shares outstanding ......................................................................                8,722            1,022,575
                                                                                                ====================================
 Net asset value and maximum offering price per share a ..................................      $         11.01      $         45.56
                                                                                                ====================================
ADVISOR CLASS:
 Net assets, at value ....................................................................      $       739,718      $    48,883,479
                                                                                                ====================================
 Shares outstanding ......................................................................               66,972            1,043,731
                                                                                                ====================================
 Net asset value and maximum offering price per share a ..................................      $         11.05      $         46.84
                                                                                                ====================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Funds.


88 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2006 (unaudited)

                                                                               ----------------------------------------------------
                                                                                  FRANKLIN            FRANKLIN          FRANKLIN
                                                                                BALANCE SHEET        LARGE CAP          MICROCAP
                                                                               INVESTMENT FUND       VALUE FUND        VALUE FUND
                                                                               ----------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers ....................................................     $  27,219,007      $   2,841,877      $   1,731,824
  Non-controlled affiliated issuers (Note 8) ..............................           255,868                 --          1,891,640
  Sweep Money Fund (Note 7) ...............................................         3,507,161            596,115          1,543,810
 Interest .................................................................        13,348,014                 --            295,731
 Income from securities loaned - net ......................................            31,355                 --                 --
                                                                                ---------------------------------------------------
        Total investment income ...........................................        44,361,405          3,437,992          5,463,005
                                                                                ---------------------------------------------------
Expenses:
 Management fees (Note 3a) ................................................        10,853,205            655,106          1,600,740
 Administrative fees (Note 3b) ............................................                --            256,719                 --
 Distribution fees: (Note 3c)
  Class A .................................................................         5,069,117            289,396            538,561
  Class B .................................................................           640,699            111,507                 --
  Class C .................................................................           706,348            297,099                 --
  Class R .................................................................            92,846             18,474                 --
 Transfer agent fees (Note 3e) ............................................         5,432,370            242,007            348,831
 Custodian fees (Note 4) ..................................................            47,870              2,242              3,699
 Reports to shareholders ..................................................           126,244             16,294             34,444
 Registration and filing fees .............................................            91,171             37,965             25,150
 Professional fees ........................................................            71,808             12,269             13,827
 Trustees' fees and expenses ..............................................            95,418              6,573             10,923
 Other ....................................................................            76,259              3,288              5,981
                                                                                ---------------------------------------------------
        Total expenses ....................................................        23,303,355          1,948,939          2,582,156
        Expense reductions (Note 4) .......................................              (614)              (379)            (2,707)
                                                                                ---------------------------------------------------
          Net expenses ....................................................        23,302,741          1,948,560          2,579,449
                                                                                ---------------------------------------------------
           Net investment income ..........................................        21,058,664          1,489,432          2,883,556
                                                                                ---------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
    Unaffiliated Issuers ..................................................       135,324,744         10,916,096          9,525,492
    Non-controlled affiliated issuers (Note 8) ............................        70,572,643                 --          5,322,738
  Closed-end funds distributions ..........................................         2,676,850                 --                 --
  Foreign currency transactions ...........................................            20,139                 --                350
                                                                                ---------------------------------------------------
           Net realized gain (loss) .......................................       208,594,376         10,916,096         14,848,580
                                                                                ---------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments ......       509,145,271         12,830,753         53,348,914
                                                                                ---------------------------------------------------
Net realized and unrealized gain (loss) ...................................       717,739,647         23,746,849         68,197,494
                                                                                ---------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...........     $ 738,798,311      $  25,236,281      $  71,081,050
                                                                                ===================================================


                     Semiannual Report | See notes to financial statements. | 89

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended April 30, 2006 (unaudited)

                                                                                              -------------------------------------
                                                                                                 FRANKLIN                FRANKLIN
                                                                                                  MIDCAP                SMALL CAP
                                                                                                VALUE FUND              VALUE FUND
                                                                                              -------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers .............................................................          $     201,090           $   4,639,361
  Sweep Money Fund (Note 7) ........................................................                 43,461               2,289,875
 Interest ..........................................................................                     --                  40,341
 Income from securities loaned - net ...............................................                     --                 284,406
                                                                                              -------------------------------------
        Total investment income ....................................................                244,551               7,253,983
                                                                                              -------------------------------------
Expenses:
 Management fees (Note 3a) .........................................................                 91,887               3,060,790
 Administrative fees (Note 3b) .....................................................                 25,511                      --
 Distribution fees: (Note 3c)
  Class A ..........................................................................                 35,110                 945,864
  Class B ..........................................................................                     --                 410,332
  Class C ..........................................................................                 25,128               1,052,846
  Class R ..........................................................................                    143                  95,453
 Transfer agent fees (Note 3e) .....................................................                 14,691                 894,478
 Custodian fees (Note 4) ...........................................................                    135                   7,349
 Reports to shareholders ...........................................................                    889                  73,278
 Registration and filing fees ......................................................                 11,680                  66,715
 Professional fees .................................................................                  8,413                  16,873
 Trustees' fees and expenses .......................................................                    408                  17,844
 Amortization of offering costs ....................................................                 29,588                      --
 Other .............................................................................                    384                  10,331
                                                                                              -------------------------------------
        Total expenses .............................................................                243,967               6,652,153
        Expense reductions (Note 4) ................................................                     (1)                 (1,307)
        Expenses waived/paid by affiliates (Note 3f) ...............................                (48,664)                     --
                                                                                              -------------------------------------
          Net expenses .............................................................                195,302               6,650,846
                                                                                              -------------------------------------
           Net investment income ...................................................                 49,249                 603,137
                                                                                              -------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ......................................................................                157,705              48,454,213
  Foreign currency transactions ....................................................                     --                     462
                                                                                              -------------------------------------
           Net realized gain (loss) ................................................                157,705              48,454,675
                                                                                              -------------------------------------
 Net change in unrealized appreciation (depreciation) on investments ...............              2,524,011             111,493,119
                                                                                              -------------------------------------
Net realized and unrealized gain (loss) ............................................              2,681,716             159,947,794
                                                                                              -------------------------------------
Net increase (decrease) in net assets resulting from operations ....................          $   2,730,965           $ 160,550,931
                                                                                              =====================================


90 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                        ---------------------------------------------------------------------------
                                                                FRANKLIN BALANCE SHEET                   FRANKLIN LARGE CAP
                                                                   INVESTMENT FUND                            VALUE FUND
                                                        ---------------------------------------------------------------------------
                                                        SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                         APRIL 30, 2006       YEAR ENDED        APRIL 30, 2006        YEAR ENDED
                                                          (UNAUDITED)      OCTOBER 31, 2005       (UNAUDITED)      OCTOBER 31, 2005
                                                        ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................    $    21,058,664     $    24,359,298     $     1,489,432     $     1,697,246
  Net realized gain (loss) from investments and
    foreign currency transactions ..................        208,594,376         180,261,607          10,916,096           5,615,212
  Net change in unrealized appreciation
    (depreciation) on investments ..................        509,145,271         483,173,141          12,830,753           3,725,806
                                                        ---------------------------------------------------------------------------
        Net increase (decrease) in net assets
            resulting from operations ..............        738,798,311         687,794,046          25,236,281          11,038,264
                                                        ---------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ........................................        (30,134,273)        (30,398,708)         (1,628,366)           (758,969)
    Class B ........................................             (4,205)            (35,432)            (74,197)             (3,897)
    Class C ........................................                 --                  --            (209,987)                 --
    Class R ........................................           (183,104)           (114,469)            (67,705)            (16,268)
    Advisor Class ..................................         (2,639,091)           (259,441)            (10,120)                 --
  Net realized gains:
    Class A ........................................       (158,162,971)        (64,294,761)         (3,681,509)           (283,898)
    Class B ........................................         (4,885,995)         (1,960,902)           (516,819)            (48,227)
    Class C ........................................         (5,405,726)         (2,195,578)         (1,402,491)           (128,769)
    Class R ........................................         (1,240,439)           (345,811)           (163,054)             (7,633)
    Advisor Class ..................................        (10,370,636)           (437,910)            (17,076)                 --
                                                        ---------------------------------------------------------------------------
 Total distributions to shareholders ...............       (213,026,440)       (100,043,012)         (7,771,324)         (1,247,661)
                                                        ---------------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ........................................        (67,570,846)        (95,100,775)          4,521,557          23,525,176
    Class B ........................................         (2,782,625)         (8,167,736)         (1,322,927)           (701,684)
    Class C ........................................         (2,957,421)        (11,420,870)         (3,512,619)           (639,229)
    Class R ........................................         10,129,322           6,732,590             470,965           3,318,815
    Advisor Class ..................................         25,852,500         225,886,377           1,690,504                  --
                                                        ---------------------------------------------------------------------------
 Total capital share transactions ..................        (37,329,070)        117,929,586           1,847,480          25,503,078
                                                        ---------------------------------------------------------------------------
 Redemption fees ...................................              3,940              10,736               1,619               4,601
                                                        ---------------------------------------------------------------------------
            Net increase (decrease) in net assets ..        488,446,741         705,691,356          19,314,056          35,298,282
Net assets:
 Beginning of period ...............................      4,714,269,818       4,008,578,462         245,738,189         210,439,907
                                                        ---------------------------------------------------------------------------
 End of period .....................................    $ 5,202,716,559     $ 4,714,269,818     $   265,052,245     $   245,738,189
                                                        ===========================================================================
Undistributed net investment income included
 in net assets:
  End of period ....................................    $     7,240,416     $    19,142,425     $       834,706     $     1,335,649
                                                        ===========================================================================


                     Semiannual Report | See notes to financial statements. | 91

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                          --------------------------------------------------------------------------
                                                                        FRANKLIN                              FRANKLIN
                                                                   MICROCAP VALUE FUND                     MIDCAP VALUE FUND
                                                          --------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                           APRIL 30, 2006      YEAR ENDED        APRIL 30, 2006        YEAR ENDED
                                                             (UNAUDITED)    OCTOBER 31, 2005      (UNAUDITED)     OCTOBER 31, 2005 a
                                                          --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................   $   2,883,556      $   2,134,149      $      49,249      $       7,869
  Net realized gain (loss) from investments and
    foreign currency transactions ......................      14,848,580         32,413,489            157,705                 --
  Net change in unrealized appreciation
    (depreciation) on investments ......................      53,348,914         32,420,196          2,524,011           (478,861)
                                                           ----------------------------------------------------------------------
        Net increase (decrease) in net assets
             resulting from operations .................      71,081,050         66,967,834          2,730,965           (470,992)
                                                           ----------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ............................................      (2,139,820)          (555,267)           (92,384)                --
    Class C ............................................              --                 --            (18,179)                --
    Class R ............................................              --                 --               (232)                --
    Advisor Class ......................................         (17,878)                --             (3,626)                --
  Net realized gains:
    Class A ............................................     (32,120,232)       (21,457,599)                --                 --
    Advisor Class ......................................        (268,393)                --                 --                 --
                                                           ----------------------------------------------------------------------
 Total distributions to shareholders ...................     (34,546,323)       (22,012,866)          (114,421)                --
                                                           ----------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ............................................       7,094,425        (20,384,451)        14,959,681         12,137,709
    Class C ............................................              --                 --          3,351,608          3,394,984
    Class R ............................................              --                 --             54,765             35,904
    Advisor Class ......................................       5,242,250                 --            242,873            450,463
                                                           ----------------------------------------------------------------------
 Total capital share transactions ......................      12,336,675        (20,384,451)        18,608,927         16,019,060
                                                           ----------------------------------------------------------------------
 Redemption fees .......................................           4,588              2,332                158                687
                                                           ----------------------------------------------------------------------
        Net increase (decrease) in net assets ..........      48,875,990         24,572,849         21,225,629         15,548,755
Net assets:
 Beginning of period ...................................     443,036,554        418,463,705         15,548,755                 --
                                                           ----------------------------------------------------------------------
 End of period .........................................   $ 491,912,544      $ 443,036,554      $  36,774,384      $  15,548,755
                                                           ======================================================================
Undistributed net investment income
     (distributions in excess of net investment
     income) included in net assets:
  End of period ........................................   $   2,882,503      $   2,156,645      $     (29,680)     $      35,492
                                                           ======================================================================

a For the period July 1, 2005 (commencement of operations) to October 31, 2005.


92 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                             --------------------------------------
                                                                                                            FRANKLIN
                                                                                                      SMALL CAP VALUE FUND
                                                                                             --------------------------------------
                                                                                             SIX MONTHS ENDED
                                                                                              APRIL 30, 2006          YEAR ENDED
                                                                                               (UNAUDITED)         OCTOBER 31, 2005
                                                                                             --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................       $       603,137        $     1,302,219
  Net realized gain (loss) from investments and foreign currency transactions ........            48,454,675             37,438,678
  Net change in unrealized appreciation (depreciation) on investments ................           111,493,119             50,464,536
                                                                                             --------------------------------------
        Net increase (decrease) in net assets resulting from operations ..............           160,550,931             89,205,433
                                                                                             --------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ..........................................................................            (1,249,289)            (2,351,320)
    Class B ..........................................................................                    --               (163,617)
    Class C ..........................................................................                    --               (274,385)
    Class R ..........................................................................                (2,137)              (186,528)
    Advisor Class ....................................................................              (230,228)              (280,803)
  Net realized gains:
    Class A ..........................................................................           (11,714,008)                    --
    Class B ..........................................................................            (1,831,922)                    --
    Class C ..........................................................................            (4,598,215)                    --
    Class R ..........................................................................              (777,290)                    --
    Advisor Class ....................................................................              (909,171)                    --
                                                                                             --------------------------------------
 Total distributions to shareholders .................................................           (21,312,260)            (3,256,653)
                                                                                             --------------------------------------
 Capital share transactions: (Note 2)
    Class A ..........................................................................            90,860,476            143,154,563
    Class B ..........................................................................              (635,748)             1,336,098
    Class C ..........................................................................            19,017,613             28,919,792
    Class R ..........................................................................             9,434,788              2,795,976
    Advisor Class ....................................................................             4,491,396              6,856,053
                                                                                             --------------------------------------
 Total capital share transactions ....................................................           123,168,525            183,062,482
                                                                                             --------------------------------------
 Redemption fees .....................................................................                 4,664                 11,407
                                                                                             --------------------------------------
        Net increase (decrease) in net assets ........................................           262,411,860            269,022,669
Net assets:
 Beginning of period .................................................................           819,029,358            550,006,689
                                                                                             --------------------------------------
 End of period .......................................................................       $ 1,081,441,218        $   819,029,358
                                                                                             ======================================
Undistributed net investment income included in net assets:
 End of period .......................................................................       $       421,953        $     1,300,470
                                                                                             ======================================


                     Semiannual Report | See notes to financial statements. | 93

Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of five series (the Funds). The classes of shares offered within each of the Funds are indicated below. Effective November 1, 2005, the Franklin Large Cap Value Fund and the Franklin MicroCap Value Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

------------------------------------------------------------------------------------------------------------
                                   CLASS A, CLASS C,                CLASS A, CLASS B, CLASS C,
CLASS A & ADVISOR CLASS            CLASS R & ADVISOR CLASS          CLASS R & ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
Franklin MicroCap Value Fund       Franklin MidCap Value Fund       Franklin Balance Sheet Investment Fund
                                                                    Franklin Large Cap Value Fund
                                                                    Franklin Small Cap Value Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


94 | Semiannual Report

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The Funds may also enter into joint repurchase agreements whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Repurchase agreements are valued at cost. At April 30, 2006, all repurchase agreements held by the Funds had been entered into on April 28, 2006.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                          Semiannual Report | 95

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SECURITIES LENDING

The Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund loan securities to certain brokers through a securities lending agent for which they receive cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The funds receive interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The funds bear the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the funds in the case of default of any securities borrower. At April 30, 2006, the Franklin Balance Sheet Investment Fund and the Franklin MicroCap Value Fund had no securities on loan.

F. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


96 | Semiannual Report

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

H. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


                                                          Semiannual Report | 97

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:


                                                       ----------------------------------------------------------------------
                                                                 FRANKLIN BALANCE                FRANKLIN LARGE CAP
                                                              SHEET INVESTMENT FUND                   VALUE FUND
                                                       ----------------------------------------------------------------------
                                                          SHARES              AMOUNT            SHARES             AMOUNT
                                                       ----------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2006
 Shares sold .....................................       7,613,826      $   494,028,080        1,331,796      $    20,223,881
 Shares issued in reinvestment
  of distributions ...............................       2,866,520          178,326,206          315,567            4,720,880
 Shares redeemed .................................     (11,427,582)        (739,925,132)      (1,344,388)         (20,423,204)
                                                       ----------------------------------------------------------------------
 Net increase (decrease) .........................        (947,236)     $   (67,570,846)         302,975      $     4,521,557
                                                       ======================================================================
Year ended October 31, 2005
 Shares sold .....................................      20,387,291      $ 1,195,979,456        4,618,633      $    67,248,977
 Shares issued in reinvestment
  of distributions ...............................       1,484,887           86,004,645           61,568              904,432
 Shares redeemed .................................     (23,218,527)      (1,377,084,876)      (3,064,788)         (44,628,233)
                                                       ----------------------------------------------------------------------
 Net increase (decrease) .........................      (1,346,349)     $   (95,100,775)       1,615,413      $    23,525,176
                                                       ======================================================================
CLASS B SHARES:
Six months ended April 30, 2006
 Shares sold .....................................          12,074      $       775,876           44,082      $       663,401
 Shares issued in reinvestment
  of distributions ...............................          73,065            4,498,614           34,956              519,099
 Shares redeemed .................................        (125,685)          (8,057,115)        (166,534)          (2,505,427)
                                                       ----------------------------------------------------------------------
 Net increase (decrease) .........................         (40,546)     $    (2,782,625)         (87,496)     $    (1,322,927)
                                                       ======================================================================
Year ended October 31, 2005
 Shares sold .....................................          50,086      $     2,872,084          257,282      $     3,705,185
 Shares issued in reinvestment
  of distributions ...............................          32,330            1,854,779            3,163               46,124
 Shares redeemed .................................        (221,047)         (12,894,599)        (309,004)          (4,452,993)
                                                       ----------------------------------------------------------------------
 Net increase (decrease) .........................        (138,631)     $    (8,167,736)         (48,559)     $      (701,684)
                                                       ======================================================================
CLASS C SHARES:
Six months ended April 30, 2006
 Shares sold .....................................          51,786      $     3,329,299          294,820      $     4,434,185
 Shares issued in reinvestment
  of distributions ...............................          80,626            4,970,581           98,108            1,456,901
 Shares redeemed .................................        (175,255)         (11,257,301)        (625,620)          (9,403,705)
                                                       ----------------------------------------------------------------------
 Net increase (decrease) .........................         (42,843)     $    (2,957,421)        (232,692)     $    (3,512,619)
                                                       ======================================================================
Year ended October 31, 2005
 Shares sold .....................................         121,812      $     7,049,019        1,135,106      $    16,358,626
 Shares issued in reinvestment
  of distributions ...............................          34,963            2,008,638            7,899              115,170
 Shares redeemed .................................        (352,369)         (20,478,527)      (1,188,216)         (17,113,025)
                                                       ----------------------------------------------------------------------
 Net increase (decrease) .........................        (195,594)     $   (11,420,870)         (45,211)     $      (639,229)
                                                       ======================================================================


98 | Semiannual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                ---------------------------------------------------------------
                                                                      FRANKLIN BALANCE                  FRANKLIN LARGE CAP
                                                                    SHEET INVESTMENT FUND                   VALUE FUND
                                                                ---------------------------------------------------------------
                                                                   SHARES           AMOUNT           SHARES           AMOUNT
                                                                ---------------------------------------------------------------
CLASS R SHARES:
Six months ended April 30, 2006
 Shares sold ...........................................           211,963      $  13,702,053         88,840      $   1,342,434
 Shares issued in reinvestment
  of distributions .....................................            22,961          1,422,195         15,529            230,759
 Shares redeemed .......................................           (76,928)        (4,994,926)       (72,730)        (1,102,228)
                                                                ---------------------------------------------------------------
 Net increase (decrease) ...............................           157,996      $  10,129,322         31,639      $     470,965
                                                                ===============================================================
Year ended October 31, 2005
 Shares sold ...........................................           236,030      $  14,082,484        294,019      $   4,264,897
 Shares issued in reinvestment
  of distributions .....................................             7,972            460,280          1,635             23,900
 Shares redeemed .......................................          (133,125)        (7,810,174)       (67,218)          (969,982)
                                                                ---------------------------------------------------------------
 Net increase (decrease) ...............................           110,877      $   6,732,590        228,436      $   3,318,815
                                                                ===============================================================
ADVISOR CLASS SHARES:
Six months ended April 30, 2006a
 Shares sold ...........................................         1,443,711      $  93,260,106        110,811      $   1,685,350
 Shares issued in reinvestment
  of distributions .....................................            10,335            643,072          1,774             26,469
 Shares redeemed .......................................        (1,051,943)       (68,050,678)        (1,406)           (21,315)
                                                                ---------------------------------------------------------------
 Net increase (decrease) ...............................           402,103      $  25,852,500        111,179      $   1,690,504
                                                                ===============================================================
Year ended October 31, 2005
 Shares sold ...........................................         4,770,213      $ 290,077,672
 Shares issued in reinvestment
  of distributions .....................................             9,305            539,040
 Shares redeemed .......................................        (1,063,451)       (64,730,335)
                                                                -----------------------------
 Net increase (decrease) ...............................         3,716,067      $ 225,886,377
                                                                =============================

                                                                ---------------------------------------------------------------
                                                                     FRANKLIN MICROCAP                   FRANKLIN MIDCAP
                                                                        VALUE FUND                          VALUE FUND
                                                                ---------------------------------------------------------------
                                                                  SHARES            AMOUNT           SHARES            AMOUNT
                                                                ---------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2006
 Shares sold ...........................................           639,006      $  24,913,676      1,501,626      $  15,956,417
 Shares issued in reinvestment
  of distributions .....................................           845,219         31,146,329          7,470             77,315
 Shares redeemed .......................................        (1,258,014)       (48,965,580)      (100,258)        (1,074,051)
                                                                ---------------------------------------------------------------
 Net increase (decrease) ...............................           226,211      $   7,094,425      1,408,838      $  14,959,681
                                                                ===============================================================

Year ended October 31, 2005b
 Shares sold ...........................................         1,234,369      $  45,023,987      1,252,652      $  12,622,895
 Shares issued in reinvestment
  of distributions .....................................           567,488         19,754,272             --                 --
 Shares redeemed .......................................        (2,325,605)       (85,162,710)       (48,410)          (485,186)
                                                                ---------------------------------------------------------------
 Net increase (decrease) ...............................          (523,748)     $ (20,384,451)     1,204,242      $  12,137,709
                                                                ===============================================================


                                                          Semiannual Report | 99

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                       --------------------------------------------------------------------
                                                             FRANKLIN MICROCAP                     FRANKLIN MIDCAP
                                                                 VALUE FUND                           VALUE FUND
                                                       --------------------------------------------------------------------
                                                         SHARES             AMOUNT             SHARES             AMOUNT
                                                       --------------------------------------------------------------------
CLASS C SHARES:
Six months ended April 30, 2006
 Shares sold ...................................                                               353,452          $ 3,764,131
 Shares issued in reinvestment
  of distributions .............................                                                 1,603               16,570
 Shares redeemed ...............................                                               (40,052)            (429,093)
                                                                                             ------------------------------
 Net increase (decrease) .......................                                               315,003          $ 3,351,608
                                                                                             ==============================
Year ended October 31, 2005 b
 Shares sold ...................................                                               341,093          $ 3,457,069
 Shares redeemed ...............................                                                (6,281)             (62,085)
                                                                                             ------------------------------
 Net increase (decrease) .......................                                               334,812          $ 3,394,984
                                                                                             ==============================
CLASS R SHARES:
Six months ended April 30, 2006
 Shares sold ...................................                                                 6,444          $    70,168
 Shares issued in reinvestment
  of distributions .............................                                                    17                  174
 Shares redeemed ...............................                                                (1,409)             (15,577)
                                                                                             ------------------------------
 Net increase (decrease) .......................                                                 5,052          $    54,765
                                                                                             ==============================
Year ended October 31, 2005 b
 Shares sold ...................................                                                 3,670          $    35,904
                                                                                             ------------------------------
 Net increase (decrease) .......................                                                 3,670          $    35,904
                                                                                             ==============================
ADVISOR CLASS SHARES:
Six months ended April 30, 2006 a
 Shares sold ...................................        169,240          $ 6,536,878            23,804          $   254,318
 Shares issued in reinvestment
  of distributions .............................          7,745              285,477               336                3,481
 Shares redeemed ...............................        (40,942)          (1,580,105)           (1,353)             (14,926)
                                                       --------------------------------------------------------------------
 Net increase (decrease) .......................        136,043          $ 5,242,250            22,787          $   242,873
                                                       ====================================================================
Year ended October 31, 2005 b
 Shares sold ...................................                                                48,069          $   489,504
 Shares redeemed ...............................                                                (3,884)             (39,041)
                                                                                             ------------------------------
 Net increase (decrease) .......................                                                44,185          $   450,463
                                                                                             ==============================

a For the period November 1, 2005 (effective date) to April 30, 2006 for the Franklin MicroCap Value Fund and the Franklin Large Cap Value Fund.

b For the period July 1, 2005 (commencement of operations) to October 31, 2005 for the Franklin MidCap Value Fund.


100 | Semiannual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                                  ------------------------------
                                                                                         FRANKLIN SMALL CAP
                                                                                             VALUE FUND
                                                                                  ------------------------------
                                                                                    SHARES            AMOUNT
                                                                                  ------------------------------
CLASS A SHARES:
Six months ended April 30, 2006
 Shares sold .............................................................         3,190,015       $ 136,602,157
 Shares issued in reinvestment of distributions ..........................           291,304          11,850,242
 Shares redeemed .........................................................        (1,352,940)        (57,591,923)
                                                                                  ------------------------------
 Net increase (decrease) .................................................         2,128,379       $  90,860,476
                                                                                  ==============================
Year ended October 31, 2005
 Shares sold .............................................................         5,949,227       $ 227,465,776
 Shares issued in reinvestment of distributions ..........................            57,572           2,157,240
 Shares redeemed .........................................................        (2,273,669)        (86,468,453)
                                                                                  ------------------------------
 Net increase (decrease) .................................................         3,733,130       $ 143,154,563
                                                                                  ==============================
CLASS B SHARES:
Six months ended April 30, 2006
 Shares sold .............................................................            84,456       $   3,524,244
 Shares issued in reinvestment of distributions ..........................            43,570           1,710,112
 Shares redeemed .........................................................          (142,150)         (5,870,104)
                                                                                  ------------------------------
 Net increase (decrease) .................................................           (14,124)      $    (635,748)
                                                                                  ==============================
Year ended October 31, 2005
 Shares sold .............................................................           334,000       $  12,174,487
 Shares issued in reinvestment of distributions ..........................             4,204             152,777
 Shares redeemed .........................................................          (297,780)        (10,991,166)
                                                                                  ------------------------------
 Net increase (decrease) .................................................            40,424       $   1,336,098
                                                                                  ==============================
CLASS C SHARES:
Six months ended April 30, 2006
 Shares sold .............................................................           860,991       $  35,243,592
 Shares issued in reinvestment of distributions ..........................           105,445           4,097,599
 Shares redeemed .........................................................          (498,315)        (20,323,578)
                                                                                  ------------------------------
 Net increase (decrease) .................................................           468,121       $  19,017,613
                                                                                  ==============================
Year ended October 31, 2005
 Shares sold .............................................................         1,896,798       $  69,431,851
 Shares issued in reinvestment of distributions ..........................             6,647             239,191
 Shares redeemed .........................................................        (1,110,750)        (40,751,250)
                                                                                  ------------------------------
 Net increase (decrease) .................................................           792,695       $  28,919,792
                                                                                  ==============================
CLASS R SHARES:
Six months ended April 30, 2006
 Shares sold .............................................................           408,957       $  17,468,540
 Shares issued in reinvestment of distributions ..........................            17,018             690,435
 Shares redeemed .........................................................          (207,784)         (8,724,187)
                                                                                   -----------------------------
 Net increase (decrease) .................................................           218,191       $   9,434,788
                                                                                  ==============================
Year ended October 31, 2005
 Shares sold .............................................................           671,655       $  25,703,878
 Shares issued in reinvestment of distributions ..........................             4,935             184,254
 Shares redeemed .........................................................          (600,803)        (23,092,156)
                                                                                  ------------------------------
 Net increase (decrease) .................................................            75,787       $   2,795,976
                                                                                  ==============================


                                                          Semiannual Report |101

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                                  ----------------------------
                                                                                       FRANKLIN SMALL CAP
                                                                                           VALUE FUND
                                                                                  ----------------------------
                                                                                   SHARES             AMOUNT
                                                                                  ----------------------------
ADVISOR CLASS SHARES:
Six months ended April 30, 2006
 Shares sold ...............................................................       405,102        $ 17,515,581
 Shares issued in reinvestment of distributions ............................        13,043             542,984
 Shares redeemed ...........................................................      (310,945)        (13,567,169)
                                                                                  ----------------------------
 Net increase (decrease) ...................................................       107,200        $  4,491,396
                                                                                  ============================
Year ended October 31, 2005
 Shares sold ...............................................................       602,547        $ 23,144,910
 Shares issued in reinvestment of distributions ............................         3,920             150,168
 Shares redeemed ...........................................................      (428,353)        (16,439,025)
                                                                                  ----------------------------
 Net increase (decrease) ...................................................       178,114        $  6,856,053
                                                                                  ============================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the trust are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------
SUBSIDIARY                                                           AFFILIATION
-------------------------------------------------------------------------------------------------
Franklin Advisory Services, LLC (Advisory Services)                  Investment manager
Franklin Templeton Services, LLC (FT Services)                       Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                 Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)        Transfer agent

A. MANAGEMENT FEES

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
      0.625%             Up to and including $100 million
      0.500%             Over $100 million, up to and including $250 million
      0.450%             Over $250 million, up to and including $10 billion
      0.440%             Over $10 billion, up to and including $12.5 billion
      0.420%             Over $12.5 billion, up to and including $15 billion
      0.400%             In excess of $15 billion


102 | Semiannual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.550%            Up to and including $500 million
      0.450%            Over $500 million, up to and including $1 billion
      0.400%            Over $1 billion, up to and including $1.5 billion
      0.350%            Over $1.5 billion, up to and including $6.5 billion
      0.325%            Over $6.5 billion, up to and including $11.5 billion
      0.300%            Over $11.5 billion, up to and including $16.5 billion
      0.290%            Over $16.5 billion, up to and including $19 billion
      0.280%            Over $19 billion, up to and including $21.5 billion
      0.270%            In excess of $21.5 billion

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

The Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.750%            Up to and including $500 million
      0.650%            Over $500 million, up to and including $1 billion
      0.600%            Over $1 billion, up to and including $1.5 billion
      0.550%            Over $1.5 billion, up to and including $6.5 billion
      0.525%            Over $6.5 billion, up to and including $11.5 billion
      0.500%            Over $11.5 billion, up to and including $16.5 billion
      0.490%            Over $16.5 billion, up to and including $19 billion
      0.480%            Over $19 billion, up to and including $21.5 billion
      0.470%            In excess of $21.5 billion

The Franklin Small CapValue Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.750%            Up to and including $500 million
      0.625%            Over $500 million, up to and including $1 billion
      0.500%            In excess of $1 billion

B. ADMINISTRATIVE FEES

The Franklin Large Cap Value Fund and the Franklin MidCap Value Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisory Services, FT Services provides administrative services to the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund, and the Franklin Small Cap Value Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the funds.


                                                         Semiannual Report | 103

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets as follows:

                                         ----------------------------------------------------
                                             FRANKLIN            FRANKLIN           FRANKLIN
                                          BALANCE SHEET          MICROCAP          SMALL CAP
                                         INVESTMENT FUND        VALUE FUND         VALUE FUND
                                         ----------------------------------------------------
Class A ...............................        0.25%               0.25%             0.35%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                         --------------------------------------------------------
                                             FRANKLIN        FRANKLIN      FRANKLIN     FRANKLIN
                                          BALANCE SHEET      LARGE CAP      MIDCAP      SMALL CAP
                                         INVESTMENT FUND    VALUE FUND    VALUE FUND   VALUE FUND
                                         --------------------------------------------------------
Class A ...............................          --             0.35%        0.35%          --
Class B ...............................        1.00%            1.00%          --         1.00%
Class C ...............................        1.00%            1.00%        1.00%        1.00%
Class R ...............................        0.50%            0.50%        0.50%        0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                         -----------------------------------------------------------------------
                                             FRANKLIN         FRANKLIN      FRANKLIN     FRANKLIN     FRANKLIN
                                          BALANCE SHEET      LARGE CAP      MICROCAP      MIDCAP      SMALL CAP
                                         INVESTMENT FUND     VALUE FUND    VALUE FUND   VALUE FUND    VALUE FUND
                                         -----------------------------------------------------------------------
Net sales charges received a ..........      $ 34,557         $ 56,180      $ 18,445     $ 60,164      $312,301
Contingent deferred sales
 charges retained .....................      $ 89,245         $  4,799      $ 21,949     $  1,654      $ 69,636

a Net of commissions paid to unaffiliated brokers/dealers.


104 | Semiannual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                                  --------------------------------------------------------------------
                                                     FRANKLIN        FRANKLIN      FRANKLIN     FRANKLIN     FRANKLIN
                                                   BALANCE SHEET    LARGE CAP      MICROCAP      MIDCAP      SMALL CAP
                                                  INVESTMENT FUND   VALUE FUND    VALUE FUND   VALUE FUND   VALUE FUND
                                                  --------------------------------------------------------------------
Transfer agent fees ...........................     $1,903,852       $163,212      $203,004      $16,871     $612,816

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees for the Franklin MidCap Value Fund, as noted in the Statement of Operations. Additionally, Advisory Services agreed in advance to voluntarily waive management fees for the Franklin MidCap Value Fund, as noted in the Statement of Operations. Total expenses waived/paid by FT Services and Advisory Services are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

G. OTHER AFFILIATED TRANSACTIONS

At April 30, 2006, Franklin Advisers, Inc. (an affiliate of the investment manager) owned 5.93% of the Franklin MidCap Value Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At April 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                                 ------------------------------------------------
                                                                    FRANKLIN          FRANKLIN         FRANKLIN
                                                                  BALANCE SHEET       LARGE CAP        MICROCAP
                                                                 INVESTMENT FUND     VALUE FUND       VALUE FUND
                                                                 ------------------------------------------------
Cost of investments .....................................         $2,938,723,519    $227,383,880     $295,884,726
                                                                  ===============================================

Unrealized appreciation .................................         $2,276,873,163    $ 42,532,219     $201,214,039
Unrealized depreciation .................................            (51,526,026)     (4,613,757)      (5,366,544)
                                                                  -----------------------------------------------
Net unrealized appreciation (depreciation) ..............         $2,225,347,137    $ 37,918,462     $195,847,495
                                                                  ===============================================


                                                         Semiannual Report | 105

Franklin Value Investors Trust

5. INCOME TAXES (CONTINUED)

                                                             --------------------------------
                                                              FRANKLIN             FRANKLIN
                                                               MIDCAP             SMALL CAP
                                                             VALUE FUND           VALUE FUND
                                                             --------------------------------
Cost of investments .................................        $35,237,028         $816,398,578
                                                             ================================

Unrealized appreciation .............................        $ 2,873,401         $320,967,113
Unrealized depreciation .............................           (828,251)         (35,221,658)
                                                             --------------------------------
Net unrealized appreciation (depreciation) ..........        $ 2,045,150         $285,745,455
                                                             ================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2006, were as follows:

                               ---------------------------------------------------------------------------
                                  FRANKLIN         FRANKLIN       FRANKLIN      FRANKLIN         FRANKLIN
                                BALANCE SHEET      LARGE CAP      MICROCAP       MIDCAP          SMALL CAP
                               INVESTMENT FUND    VALUE FUND     VALUE FUND    VALUE FUND       VALUE FUND
                               ---------------------------------------------------------------------------
Purchases ............          $199,495,679     $38,982,135    $13,457,520    $20,281,146     $109,466,581
Sales ................          $294,938,708     $49,465,721    $37,820,735    $   988,480     $ 94,017,855

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


106 | Semiannual Report

Franklin Value Investors Trust

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Balance Sheet Investment Fund and the Franklin MicroCap Value Fund at April 30, 2006 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF                          NUMBER OF
                                           SHARES HELD                         SHARES HELD    VALUE                     REALIZED
                                           AT BEGINNING   GROSS       GROSS      AT END      AT END        INVESTMENT    CAPITAL
NAME OF ISSUER                              OF PERIOD   ADDITIONS  REDUCTIONS  OF PERIOD    OF PERIOD        INCOME    GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
NON-CONTROLLED AFFILIATES
Aztar Corp. .............................   2,800,000          --   2,039,000     761,000  $            b  $       --   $69,704,886
Champps Entertainment Inc. ..............     920,000          --          --     920,000     7,406,000            --            --
Delta Woodside Industries Inc. ..........     555,000          --          --     555,000       177,600            --            --
Dollar Thrifty Automotive Group Inc. ....   1,800,000          --      32,433   1,767,567    86,045,162            --       867,757
Haverty Furniture Cos. Inc. .............     920,000          --          --     920,000    13,892,000       124,200            --
Russell Corp. ...........................   1,630,000      47,703          --   1,677,703    30,366,424       131,668            --
Syms Corp. ..............................   1,430,000          --          --   1,430,000    25,625,600            --            --
Tecumesh Products Co., A ................     778,900     306,100          --   1,085,000    24,900,750            --            --
Tecumesh Products Co., B ................     300,000      10,000          --     310,000     6,141,100            --            --
Xanser Corp. ............................   2,800,000          --          --   2,800,000    11,144,000            --            --
                                                                                           ----------------------------------------
TOTAL AFFILIATED SECURITIES (3.95% of Net Assets) .......................................  $205,698,636    $  255,868   $70,572,643
                                                                                           ========================================
FRANKLIN MICROCAP VALUE FUND
NON-CONTROLLED AFFILIATES
ACMAT Corp., A ..........................     392,800          --          --     392,800  $  6,854,360    $       --   $        --
American Pacific Corp. ..................     659,000      41,000      90,000     610,000     4,794,600            --       186,507
Continental Materials Corp. .............      99,500          --          --      99,500     2,662,123            --            --
CoolBrands International Inc. ...........   3,000,000          --     100,000   2,900,000     6,200,850            --      (102,383)
Delta Apparel Inc. ......................     680,000          --          --     680,000    11,621,200        54,400            --
Duckwall-ALCO Stores Inc. ...............     330,000          --          --     330,000     8,382,000            --            --
Ecology and Environment Inc., A .........     215,000          --      10,000     205,000     2,070,500        36,550        19,566
Espey Manufacturing & Electronics Corp. .     156,000 a        --          --     156,000     2,815,800        27,690            --
Fresh Brands Inc. .......................     900,000          --     900,000          --            --            --    (2,667,020)
Haggar Corp. ............................     419,035          --     419,035          --            --            --     7,689,909
Hardinge Inc. ...........................     925,600          --      24,609     900,991    14,505,955        54,798       149,707
International Shipholding Corp. .........     474,800          --          --     474,800     6,561,736            --            --
Merchants Group Inc. ....................     190,000          --          --     190,000     5,529,000        95,000            --
Nashua Corp. ............................     477,930          --          --     477,930     3,547,005            --            --
Proliance International Inc. ............     398,800     425,000          --     823,800     4,119,000            --            --
Rockford Corp. ..........................     575,000          --          --     575,000     2,098,750            --            --
S&K Famous Brands Inc. ..................     260,000          --       4,500     255,500     3,819,725     1,533,000        46,452
Tandy Brands Accessories Inc. ...........     394,700     145,300          --     540,000     5,637,600        25,704            --
Village Super Market Inc., A ............     115,175          --          --     115,175     6,795,325        64,498            --
                                                                                           ----------------------------------------
TOTAL AFFILIATED SECURITIES (19.93% of Net Assets) ......................................  $ 98,015,529    $1,891,640    $5,322,738
                                                                                           ========================================

a Reflects a 2:1 stock split during the period. Balance as of October 31, 2005 was 78,000.

b As of April 30, 2006, no longer an affiliate.


                                                         Semiannual Report | 107

Franklin Value Investors Trust

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The SEC has not yet approved the distribution plans pertaining to the August 2, 2004 SEC Order or the December 13, 2004 SEC Order. However, subsequent to April 30, 2006, the SEC published the IDC's distribution plan pertaining to the December 13, 2004 SEC Order for public comment. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of those orders.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.


108 | Semiannual Report

Franklin Value Investors Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held March 1, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust ("Fund(s)") other than the recently formed Franklin MidCap Value Fund, which did not require an agreement renewal. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex,


                                                         Semiannual Report | 109

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing backup systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. In this respect, the Board after making inquiries of management, received assurances that bonus composition was not unduly influenced by one-year or short-term performance but was based primarily on longer periods consistent with the interests of long-term shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for 2005 and for the previous ten years ended December 31, 2005, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FRANKLIN BALANCE SHEET INVESTMENT FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund's total return during 2005 was in the second-highest quintile of such performance universe. The report further showed that the Fund's total return on an annualized basis was in the upper half of such performance universe for the previous three-year period, and in either the first- or second-highest quintile of such performance universe during the previous five-and ten-year periods. The Board was satisfied with such performance.


110 | Semiannual Report

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund's total return during 2005 was in the fourth or second-lowest quintile of such performance universe. The Fund's operations encompass five full years and such report showed that the Fund's annualized total return was in the first or highest quintile of such universe for such five-year period and the second, fourth and third quintiles for the previous four-, three-and two-year periods, respectively. The Board was satisfied with such performance.

FRANKLIN MICROCAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund's total return during 2005 was in the first or highest quintile of such performance universe. The report further showed that on an annualized basis, this Fund's total return was in the third or middle quintile of such performance universe for the previous three-year period and in the first or highest quintile of such universe for the previous five- and ten-year periods. The Board was satisfied with such performance.

FRANKLIN SMALL CAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for 2005 placed it in the second-highest quintile of such performance universe and that its total return on an annualized basis for the previous three- and five-year periods was in the third or middle quintile of such performance universe. (Lipper does not provide annualized returns beyond five years for funds like Franklin Small Cap Value Fund that have been in existence for less than ten years as of December 31, 2005.) The Board found such performance to be acceptable.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper effective management fee comparison includes within such fee any separate administrative fees, and the Lipper actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. Such expense comparisons in the case of each of Franklin Balance Sheet Fund, Franklin MicroCap Value Fund and Franklin Small Cap Value Fund showed their effective management fees to be in the first or least expensive quintile of their respective Lipper expense groups, and their total expenses to be in the first or second least expensive quintile of their respective Lipper expense groups. The Lipper report for Franklin Large Cap Value Fund showed its effective management fee was in the second


                                                         Semiannual Report | 111

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

least expensive quintile of its expense group, and its actual total expenses were in the third or middle quintile of such expense group. The Board was satisfied with the management fees and total expenses of each Fund in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares (which are no longer being offered to new shareholders), as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Funds, as well as their relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin


112 | Semiannual Report

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

on management services provided such a fund. The Trustees also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for each of Franklin Balance Sheet Fund, Franklin Large Cap Value Fund and Franklin Small Cap Value Fund contained breakpoints which continued to asset levels that exceeded the present size of these Funds. In view of such structure and the favorable fee and expense comparisons of these Funds within their respective Lipper expense groups, the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, that there was a sharing of benefits with each of these Funds and their shareholders. The fee structure under the investment management agreement for Franklin MicroCap Value Fund provides a flat fee of 0.75% at all asset levels. In discussing the absence of breakpoints with the independent Trustees, management pointed out that this Fund invests only in domestic and foreign securities with a market capitalization of less than $400 million that are believed to be undervalued. Management stated its belief that such limited investment option did not permit the Fund to achieve the type of economies of scale that might benefit other funds from increases in size and also pointed out that the Fund whose asset size was approximately $450 million at year-end had been closed to new investors, with the exception of certain retirement accounts, since January 14, 2004. Management also expressed its view that this fee was low for this type of a fund and pointed out the favorable comparison of fees and expenses with its Lipper expense group. The independent Trustees acknowledged that management's explanation provided a reasonable basis for believing the flat fee rate under the investment management agreement was fair and that in the current circumstances, management was not benefiting from any meaningful economies of scale in its management of this Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                         Semiannual Report | 113
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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment
Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05
                                               Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Value Investors Trust

INVESTMENT MANAGER

Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton .com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FVIT S2006 06/06


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   June 28, 2006


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    June 28, 2006